Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)




(Fixed Income Artwork)

FIXED INCOME

Annual Report
2002

 DELAWARE
 Tax-Free Minnesota Fund

 DELAWARE
 Tax-Free Minnesota Insured Fund

 DELAWARE
 Tax-Free Minnesota Intermediate Fund

 DELAWARE
 Minnesota High-Yield Municipal Bond Fund



[Graphic Omitted] POWERED BY RESEARCH(SM)

Table
       of Contents

Letter to Shareholders           1
Portfolio Management Review      3
New at Delaware                  8
Performance Summary
   Delaware Tax-Free
     Minnesota Fund              9
   Delaware Tax-Free
     Minnesota Insured Fund     10
   Delaware Tax-Free
     Minnesota Intermediate
     Fund                       11
   Delaware Minnesota
     High-Yield Municipal
     Bond Fund                  12
Financial Statements:
   Statements of Net Assets     13
   Statements of Operations     28
   Statements of Changes
     in Net Assets              29
   Financial Highlights         31
   Notes to Financial
     Statements                 43
   Report of Independent
     Auditors                   51
Board of Trustees/Officers      52

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c) Delaware Distributors, L.P.

Delaware Investments
       Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

                                         Delaware Minnesota Municipal Bond Funds
                                         September 10, 2002

Letter
       to Shareholders

Recap of Events
As we head into the fall, we are impressed by the resilience of the U.S. economy. Despite the repercussions of September 11 and a series of disheartening corporate scandals over the past 12 months, the economy has continued to show signs of recovery from a recession that recent government data suggests was worse than earlier depicted.

The U.S. gross domestic product (GDP), often considered a snapshot of the entire economy, has posted three consecutive quarters of growth. While it's true that the gains have been modest, we think it's important to consider how much worse the recession might have been had the economy not displayed such resiliency. Considering the collapse in capital spending that occurred when the business cycle bottomed, we think it may take some time for the economy to fully establish a base from which it can launch a more significant expansion.

With prospects for a growing economy ahead of us, we would like to review areas of financial strength in the 12-month period just passed, the biggest story in our opinion being the bond market. Interest rates help to drive bond performance, and since 2001 interest rates have moved substantially lower. Short-term rates have declined significantly, no doubt due to the Federal Reserve's 11 reductions of the fed funds target rate since early 2001. Longer-term rates, which are typically higher due to added future uncertainties, also moved lower, but to a lesser degree. The net result was that investors frequently experienced a measure of capital appreciation from their bonds, while enjoying the steady income flows that bonds also offer.

Not surprising, we witnessed a wave of capital flows into bond funds this past year. Driven by a variety of factors -- including unattractive money market yields, diminished expectations for stock returns, and simple risk aversion, investors re-allocated $73.9 billion into bond funds during the first half of 2002 (Source: AMG Data Services).

  "  TO MEET RISING DEMAND, THE ISSUANCE OF
     NEW BONDS HAS BEEN DRAMATIC."

To meet rising demand, the issuance of new bonds has been dramatic. For municipal securities, the number of such offerings reached a record setting $218.7 billion for the first eight months of 2002. This figure represents a greater than 20 percent increase over the same eight-month period in 2001. It also has served to keep municipal bond yields meaningfully high in relation to U.S. Treasury bonds (Source: Salomon Smith Barney).

Total Returns
For the period ended August 31, 2002                                           One Year
Delaware Tax-Free Minnesota Fund -- Class A Shares                              +5.54%
Delaware Tax-Free Minnesota Insured Fund -- Class A Shares                      +5.25%
Lipper Minnesota Municipal Debt Funds Average (50 funds)                        +4.97%
Delaware Tax-Free Minnesota Intermediate Fund -- Class A Shares                 +6.34%
Lipper Other States Intermediate Municipal Debt Funds Average (96 funds)        +5.24%
Delaware Minnesota High-Yield Municipal Bond Fund -- Class A Shares             +6.74%
Lipper High-Yield Municipal Debt Funds Average (72 funds)                       +3.24%
--------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                            +6.24%
Lehman Brothers Insured Municipal Bond Index                                    +6.43%
Lehman Brothers Five-Year Municipal Bond Index                                  +6.69%
--------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 9 through 12. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds

Market Outlook
We believe that the U.S. economy will continue to grow for the remainder of 2002. We also believe the Federal Reserve is likely to keep the fed funds target rate low for the near term. A continuation of low rates could likely bode well for your Fund over the short run.

The consumer continues to offer buoyancy to the economy, and corporate productivity gains could contribute to an increase in future earnings.

Still, we encourage investors to be patient about economic renewal. The business community appears to have become more risk-averse -- a stance which may well prove useful in the long run, but which also portends a gradual recovery. At the same time, we believe current events are weighing on the economy and on investors as well. With the possibility of U.S. action against Iraq, and with tensions lingering in the Middle East, outside events continue to play a large role in the current investment setting.

The past fiscal year has caused many investors to reassess their risk tolerance. There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is a strategy that stands out as imperative, especially with the stock market struggling to find its legs. We encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals. Given their income production and ability to moderate overall portfolio volatility, we are confident that Delaware Investments' municipal bond funds can maintain a meaningful place in a balanced portfolio structure.

Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                         Delaware Minnesota Municipal Bond Funds
                                         September 10, 2002
Portfolio
       Management Review

Fund Managers
Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

The Funds' Results
The past 12 months were a trying period for the economy and the financial markets. The U.S. economy, after years of strong growth, fell into recession during 2001. Although economic weakness began prior to the start of our fiscal year, some of the economic sluggishness was attributable to the after effects of September 11.

Through the recession, and during the recovery to follow, strong consumer spending kept the economy aloft, even as business investment continued to lag. Thanks to the Federal Reserve's 11 interest rate cuts in 2001, consumers quickly took advantage of opportunities to buy automobiles and refinance mortgages at low rates. As the fiscal year came to a close on August 31, a somewhat tepid economic rebound seemed to be in place, with the Federal Reserve keeping short-term interest rates low and monitoring the economy for signs of any further weakness.

Despite the economy's overall progress, stocks moved steadily downward during the fiscal year. Poor performance in the equity markets stood in contrast to the relatively strong results in the municipal bond market. This was especially true for bonds with shorter maturities and strong credit quality. The declining interest rate environment led to sharply falling yields and rising prices for shorter-term bonds (a bond's yield moves in the opposite direction of its price), while longer-term bonds, by comparison, continued to offer higher yields in general.

Besides spurring consumer spending, low interest rates also helped generate a healthy supply of new municipal securities as 2002 progressed (Source: Moody's Investors Service). The main source of this new supply was refunding activity, as lower borrowing costs enticed issuers to refinance outstanding debt. In addition, many issuers were eager to initiate new projects while rates were low. For the first eight months of 2002, national municipal bond issuance was on a record pace of almost $220 billion, a 21 percent increase over the same period one year earlier. In Minnesota, the rate of new issuance was even greater. Year-to-date in 2002, issuance was up 46 percent over last year through August 31, placing the state 14 out of 50 in total issuance for the period (Source:
Moody's Investors Service).

Throughout the past year, Minnesota's economy continued to benefit from its diverse economic base and limited indebtedness. Still, the state's budget was weighed down by the same economic pressures felt nationwide, and the state legislature managed to balance the budget only through a one-time use of reserves. The State of Minnesota was able to maintain its AAA credit rating, but credit analysts began watching for any unfavorable change in the government's fiscal situation.

Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Fund returned +5.54% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended August 31, 2002. This performance outpaced that of its peer group, the Lipper Minnesota Municipal Debt Funds Average, which returned +4.97% during the same period. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned +6.24% for the period. The Fund's dividend payments during the last 12 months were exempt from Minnesota state and federal taxes.+

We attribute the Fund's stronger performance in part to a shorter-than-average duration, as well as to a significant allocation to high-quality municipal bonds, which were strong performers during the period. In the 12 months between August 31, 2001 and August 31, 2002, the Fund's duration declined from 7.33 years to 6.01 years, indicating the Fund's declining sensitivity to interest rate changes.

The decline in duration resulted from falling interest rates, as well as from our general reluctance to invest in longer-term securities given the current interest rate environment. Because we believed that future rate increases were likely, we preferred to let the Fund's duration float downward with the market. For high-coupon bonds that were approaching their call dates (the date at which an issuer may redeem its bonds)

+ A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

we sought to delay reinvestment to take advantage of a better rate environment down the road.

Throughout the period, we also sought to improve the Fund's overall credit quality, a step we thought was particularly prudent given the slowing economy and recent market volatility. During the past 12 months, we reduced the Fund's position in non-rated municipal bonds, from 14.7% of net assets at the beginning of the period to 11.7% at its end. Reflecting our concerns about the degree of credit risk in the portfolio, we invested most of the proceeds in higher-rated bonds.

================================================================================
DELAWARE TAX-FREE MINNESOTA FUND
PORTFOLIO CHARACTERISTICS

As of August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                             3.98%
--------------------------------------------------------------------------------
Average Duration**                                                    6.01 years
--------------------------------------------------------------------------------
Average Maturity***                                                   7.26 years
--------------------------------------------------------------------------------
Average Credit Quality                                                A
--------------------------------------------------------------------------------

  *  For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.38%.

 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

Delaware Tax-Free Minnesota Insured Fund
For the 12 months ended August 31, 2002, Delaware Tax-Free Minnesota Insured Fund had a total return of +5.25% (Class A shares at net asset value with distributions reinvested). This result surpassed the performance of the Fund's peer group, the Lipper Minnesota Municipal Debt Funds Average, which returned +4.97% during the same period. The Lehman Brothers Insured Municipal Bond Index returned +6.43% for the period. The Fund's dividend payments during the past 12 months were exempt from Minnesota state and federal taxes.+

Several factors explain the Fund's strong performance compared to its Lipper peer group. First, the Fund benefited from having a relatively high proportion of its assets invested in securities with shorter maturities. These were among the best performers in the municipal market during the past 12 months.

Another factor helping performance was our decision to invest a modest portion of the Fund's assets in non-insured investment-grade municipal bonds. These tended to offer higher yields than their insured counterparts. As of the end of the reporting period, approximately seven percent of the Fund's assets was invested in non-insured investment-grade securities (the Fund may invest up to 20 percent of its assets in non-insured bonds). We did not extend this strategy to include non-investment-grade bonds because of our ongoing concerns about credit in general, and because the Fund has a conservative profile.

Our overwhelming focus during the period continued to be on insured bonds, a strategy we believed was especially prudent given recent economic uncertainty. Going forward, we expect to continue to review select opportunities in the non-insured sector, though we plan to keep the Fund's weighting in this area at no more than 10 percent. Our goal is to invest in high-quality opportunities that provide added yield without introducing excess credit risk.

Throughout the past year, our management strategy was to make relatively few trades. With interest rates declining, we opted to await a more favorable rate environment and hold onto securities that were nearing their call dates. Because we anticipate a modest increase in interest rates down the road, we believe that delaying reinvestment might allow us to pick up more attractive yields in the future.

+ A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

================================================================================
DELAWARE TAX-FREE
MINNESOTA INSURED FUND
PORTFOLIO CHARACTERISTICS

As of August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                             3.32%
--------------------------------------------------------------------------------
Average Duration**                                                    5.46 years
--------------------------------------------------------------------------------
Average Maturity***                                                   6.27 years
--------------------------------------------------------------------------------
Average Credit Quality                                                AAA
--------------------------------------------------------------------------------

  *  For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 2.70%.

 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Minnesota Intermediate Fund returned +6.34% during the 12 months ended August 31, 2002 (Class A shares at net asset value with distributions reinvested). By comparison, the Fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, returned just +5.24% during the same period. The Fund's benchmark, the Lehman Brothers Five-Year Municipal Bond Index, returned +6.69% for the period. We attribute the Fund's strong relative performance to a high concentration of shorter-maturity investments, which performed especially well during the past year. The Fund's dividend payments during the past 12 months were exempt from Minnesota state and federal taxes.+

In managing the Delaware Tax-Free Minnesota Intermediate Fund, we made only modest changes to the portfolio of securities during the recent fiscal year. In our experience, most municipal bond issuance in Minnesota comes to market insured. Because of their relatively low risk, insured municipal bonds tend to offer somewhat lower yields than non-insured municipal bonds. This situation sometimes creates challenges in finding attractively yielding Minnesota securities to add to the Fund. Our approach was simply to invest in bonds offering the best available combination of yield and credit characteristics.

The performance of the Fund was quite competitive for the year on both an absolute and relative basis as compared to our benchmark.

Our emphasis on bonds at the shorter-end of the yield curve worked extremely well, though some performance was lost through the summer as the steep yield curve began to flatten.

Because we anticipated an eventual rise in interest rates, we refrained from selling bonds that were approaching their call dates. We expected to hold onto these securities as long as possible, awaiting future investment opportunities that offer the potential for higher yields. If rates do rise, we plan to sell certain bonds offering low yields and replace them with a mix of longer- and shorter-maturity securities. Such a strategy would increase the portfolio's diversification. We believe this approach is prudent, given the general uncertainties about credit quality currently in the marketplace.

 +A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

================================================================================
DELAWARE TAX-FREE
MINNESOTA INTERMEDIATE FUND
PORTFOLIO CHARACTERISTICS

As of August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                             4.15%
--------------------------------------------------------------------------------
Average Duration**                                                    5.60 years
--------------------------------------------------------------------------------
Average Maturity***                                                   7.53 years
--------------------------------------------------------------------------------
Average Credit Quality                                                BBB
--------------------------------------------------------------------------------

  *  For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.41%.

 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

Delaware Minnesota High-Yield Municipal Bond Fund
The Fund performed well during the 12 months ended August 31, 2002, beating its average peer on a total return basis by three and a half percentage points. Delaware Minnesota High-Yield Municipal Bond Fund returned +6.74% (Class A shares at net asset value with distributions reinvested), while its peers, measured by the Lipper High-Yield Municipal Debt Funds Average, returned +3.24% during the same period. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned +6.24% for the period. The Fund's dividend payments during the past 12 months were exempt from Minnesota state and federal taxes.+

Overall, the Fund turned in a sound performance, owing largely to our overweighted position in lower credit quality bonds. As credit spreads widened in the summer months, this strategy slightly detracted from relative performance with the Fund's benchmark.

Our central management strategy during the period was to upgrade the Fund's overall credit quality. When the period began on August 31, 2001, 78 percent of the Fund's holdings were invested in non-rated securities. By the end of the period, the Fund's weighting in non-rated securities stood at 61 percent. The Fund's average credit quality was CC (S&P) as of the end of the reporting period.

Another way we looked to reduce the Fund's risk was to enhance its liquidity. Many high-yield municipal bonds are infrequently traded, and we think that a creeping lack of liquidity can create vulnerabilities - especially should a bond issuer develop an unforeseen credit problem. Throughout the past 12 months, we preferred investments with ready buyers, because the ability to sell our holdings in a timely fashion would provide us with added protection against potential credit concerns.

+ A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

================================================================================
DELAWARE MINNESOTA
HIGH-YIELD MUNICIPAL BOND FUND
PORTFOLIO CHARACTERISTICS

As of August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                            5.10%
--------------------------------------------------------------------------------
Average Duration**                                                   8.41 years
--------------------------------------------------------------------------------
Average Maturity***                                                  16.42 years
--------------------------------------------------------------------------------
Average Credit Quality                                               CC
--------------------------------------------------------------------------------

  *  For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 4.54%.

 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

Outlook
We anticipate a continued attractive environment for municipal securities going forward. One reason for our optimism is that municipal bonds attract few foreign investors, who have begun retrenching from other U.S. fixed-income markets due to recent declines in the dollar.

We also note that municipal bonds have become attractively valued relative to equivalent Treasury securities. For example, as of August 30, 2001, the yield of a AAA-rated 10-year general obligation municipal bond was 83.4% of an equivalent Treasury security, and on August 31, 2002 it rose to 88.3% (Source: Bloomberg). As municipal yields approach Treasury yields, the more potential value they offer shareholders.

While Minnesota's economy remains diverse and is expected to expand generally in line with the national economic recovery, we anticipate continued downward pressure on the state's "AAA" credit rating. A possible downgrade in the near future would not be out of the question, in our opinion.

We generally expect longer-maturity securities to begin closing the performance gap with shorter-maturity securities. Because we believe that longer-maturity bonds may be somewhat undervalued, we may decide to expand our holdings in this area across all of our Minnesota funds.

Looking ahead, we believe that the economy may continue to rebound--a situation that would likely cause the Federal Reserve Board to raise interest rates. If and when rates do rise, we plan to reinvest the Fund's assets in municipal bonds offering higher prevailing yields.

30-year Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2002

10%-----------------------------------------------------------------------------

         AAA Tax-Equivalent Yield                  AA Tax-Equivalent Yield
5%--------------------------------------     -----------------------------------
5.58%   6.51%   6.79%   7.31%    7.74%       5.88%   6.85%   7.14%  7.69%  8.14%

0%--------------------------------------     -----------------------------------
 15%      27%     30%     35%    38.6%        15%     27%     30%    35%   38.6%

                               Income Tax Bracket


As of August 31, 2002, the yield on 30-year AAA-rated municipal bonds nationally was 4.75% and the yield on 30-year AA-rated municipal bonds nationally was 5.00% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
    at Delaware

--------------------------------------------------------------------------------
Simplify your life.                            [GRAPHIC OMITTED: edelivery logo]
        MANAGE YOUR INVESTMENTS
                            ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to 8:00 PM ET, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
       Tax-Free Minnesota Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and the Minnesota state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$381.25 million
--------------------------------------------------------------------------------
Number of Holdings:
137
--------------------------------------------------------------------------------
Fund Start Date:
February 29, 1984
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and a MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomas McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DEFFX
Class B DMOBX
Class C DMOCX

Fund Performance
Average Annual Total Returns
Through August 31, 2002         Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 2/29/84)
Excluding Sales Charge           +7.97%      +5.90%       +5.26%        +5.54%
Including Sales Charge           +7.74%      +5.49%       +4.47%        +1.58%
--------------------------------------------------------------------------------
Class B (Est. 3/11/95)
Excluding Sales Charge           +5.35%                   +4.48%        +4.75%
Including Sales Charge           +5.35%                   +4.15%        +0.75%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge           +5.21%                   +4.50%        +4.82%
Including Sales Charge           +5.21%                   +4.50%        +3.82%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Fund through 8/31/01. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

             Delaware Tax-Free           Lehman Brothers
               Minnesota Fund          Municipal Bond Index

8/31/92           $ 9,623                     $10,000
8/31/93           $10,748                     $11,245
8/31/94           $10,709                     $11,261
8/31/95           $11,455                     $12,259
8/31/96           $12,085                     $12,902
8/31/97           $13,201                     $14,094
8/31/98           $14,358                     $15,313
8/31/99           $14,204                     $15,397
8/31/00           $14,828                     $16,433
8/31/01           $16,166                     $18,111
8/31/02           $17,062                     $19,231

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
       Tax-Free Minnesota Insured Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and the Minnesota state personal income tax, as is consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$260.19 million
--------------------------------------------------------------------------------
Number of Holdings:
94
--------------------------------------------------------------------------------
Fund Start Date:
May 1, 1987
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A MNINX
Class B DVMBX
Class C DVMCX

Fund Performance
Average Annual Total Returns
Through August 31, 2002          Lifetime    10 Years      Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/87)
Excluding Sales Charge            +6.80%      +5.92%         +5.35%       +5.25%
Including Sales Charge            +6.54%      +5.51%         +4.54%       +1.34%
--------------------------------------------------------------------------------
Class B (Est. 3/7/95)
Excluding Sales Charge            +5.30%                     +4.58%       +4.56%
Including Sales Charge            +5.30%                     +4.25%       +0.56%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge            +5.11%                     +4.56%       +4.46%
Including Sales Charge            +5.11%                     +4.56%       +3.46%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Insured Fund through 8/31/00. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

               Delaware Tax-Free       Lehman Brothers         Lehman Brothers
               Minnesota Insured         Municipal            Insured Municipal
                      Fund               Bond Index              Bond Index*

8/31/92              $9,624               $10,000                 $10,000
8/31/93             $11,011               $11,245                 $11,316
8/31/94             $10,921               $11,261                 $11,261
8/31/95             $11,731               $12,259                 $12,287
8/31/96             $12,357               $12,902                 $12,954
8/31/97             $13,379               $14,094                 $14,172
8/31/98             $14,468               $15,313                 $15,476
8/31/99             $14,442               $15,397                 $15,431
8/31/00             $15,112               $16,433                 $16,575
8/31/01             $16,494               $18,111                 $18,355
8/31/02             $17,358               $19,231                 $19,536

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index are unmanaged indexes that generally track the performance of municipal bonds. The indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.



* Currently, Delaware Tax-Free Minnesota Insured Fund's benchmark is the Lehman Brothers Insured Municipal Bond Index. In the future, the Fund will use the Lehman Brothers Municipal Bond Index as its benchmark because information concerning the Lehman Brothers Insured Municipal Bond Index no longer is generally available for use by the Fund.

Delaware
       Tax-Free Minnesota Intermediate Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a weighted average portfolio maturity of 10 years or less.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$58.77 million
--------------------------------------------------------------------------------
Number of Holdings:
50
--------------------------------------------------------------------------------
Fund Start Date:
October 27, 1985
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DXCCX
Class B DVSBX
Class C DVSCX

Fund Performance
Average Annual Total Returns
Through August 31, 2002       Lifetime     10 Years   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/27/85)
Excluding Sales Charge        +5.66%        +4.82%       +4.46%       +6.34%
Including Sales Charge        +5.49%        +4.52%       +3.88%       +3.41%
--------------------------------------------------------------------------------
Class B (Est. 8/15/95)
Excluding Sales Charge        +3.89%                     +3.61%       +5.43%
Including Sales Charge        +3.89%                     +3.61%       +3.43%
--------------------------------------------------------------------------------
Class C (Est. 5/4/94)
Excluding Sales Charge        +4.07%                     +3.59%       +5.44%
Including Sales Charge        +4.07%                     +3.59%       +4.44%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Minnesota Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

               Delaware Tax-Free          Lehman Brothers
                   Minnesota            Five-year Municipal
               Intermediate Fund            Bond Index

8/31/92              $9,721                   $10,000
8/31/93             $10,448                   $10,901
8/31/94             $10,616                   $11,099
8/31/95             $11,362                   $11,977
8/31/96             $11,752                   $12,420
8/31/97             $12,500                   $13,241
8/31/98             $13,286                   $14,117
8/31/99             $13,268                   $14,434
8/31/00             $13,634                   $15,209
8/31/01             $14,658                   $16,597
8/31/02             $15,589                   $17,706

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index that tracks municipal bonds which have an approximate maturity of five years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
       Minnesota High-Yield Municipal Bond Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and from the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$56.08 million
--------------------------------------------------------------------------------
Number of Holdings:
52
--------------------------------------------------------------------------------
Fund Start Date:
June 4, 1996
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DVMHX
Class B DVMYX
Class C DVMMX

Fund Performance
Average Annual Total Returns
Through August 31, 2002               Lifetime       Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 6/4/96)
Excluding Sales Charge                  +5.97%        +5.12%         +6.74%
Including Sales Charge                  +5.32%        +4.32%         +2.70%
--------------------------------------------------------------------------------
Class B (Est. 6/12/96)
Excluding Sales Charge                  +5.57%        +4.34%         +6.03%
Including Sales Charge                  +5.57%        +4.01%         +2.03%
--------------------------------------------------------------------------------
Class C (Est. 6/12/96)
Excluding Sales Charge                  +5.22%        +4.36%         +6.03%
Including Sales Charge                  +5.22%        +4.36%         +5.03%
--------------------------------------------------------------------------------
Delaware Minnesota High-Yield Municipal Bond Fund invests primarily in high-yield bonds, which involve greater risk than higher quality bonds.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Minnesota High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
June 4, 1996 (Fund's inception) through August 31, 2002

         Delaware Minnesota High-     Lehman Brothers
              Yield Municipal          Municipal Bond
                Bond Fund                  Index

Jun-96            $9,716                  $10,000
Aug-96            $9,730                  $10,088
Aug-97           $10,754                  $11,021
Aug-98           $11,876                  $11,974
Aug-99           $11,844                  $12,039
Aug-00           $11,882                  $12,849
Aug-01           $12,933                  $14,161
Aug-02           $13,803                  $15,045

Chart assumes $10,000 invested on June 4, 1996 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.
                                       12

                                                Delaware Tax-Free Minnesota Fund
                                                August 31, 2002
Statements
       of Net Assets
                                                   Principal        Market
                                                   Amount           Value
Municipal Bonds - 98.51%
Airport Revenue Bonds - 2.25%
   Minneapolis/St. Paul Metropolitan
     Commission Airports
     Revenue Series A
     5.00% 1/1/22 (AMBAC)                         $ 3,440,000    $   3,472,370
     5.25% 1/1/32 (FGIC)                            5,000,000        5,109,650
                                                                 -------------
                                                                     8,582,020
                                                                 -------------
Continuing Care/Retirement Revenue Bonds - 4.43%
   Bloomington Housing & Redevelopment
     Authority Housing Revenue (Senior
     Summerhouse Bloomington Project,
     Presbyterian Homes, Housing &
     Assisted Living, Inc.)
     6.125% 5/1/35                                  3,420,000        3,009,703
   Eden Prairie Health Care Facilities
     Revenue (Castle Ridge Care Center, Inc.)
     5.70% 7/1/28                                   1,740,000        1,426,887
   Minneapolis Housing Facilities Revenue
     (Augustana Chapel View Project)
     7.00% 4/1/18                                   1,000,000          999,910
   Minnesota Agriculture & Economic
     Development Board Revenue
     (Benedictine Health Systems)
     5.75% 2/1/29                                   1,195,000        1,030,221
   Minnetonka Housing Facilities Revenue
     (Beacon Hill Housing Project,
     Presbyterian Homes & Services)
     7.70% 6/1/25                                   2,000,000        2,030,740
   Oakdale Revenue (Oak Meadows
     Project, Family Resources
     Development, Inc.)
     7.00% 4/1/27                                   6,800,000        6,709,968
   Rochester Multifamily Revenue
     (Wedum Shorewood Campus)
     6.60% 6/1/36                                   1,805,000        1,674,553
                                                                 -------------
                                                                    16,881,982
                                                                 -------------
Corporate-Backed Revenue Bonds - 4.05%
   Cloquet Pollution Control Revenue
     (Potlatch Corp. Projects)
     5.90% 10/1/26                                  7,500,000        6,506,625
   International Falls Pollution
     Control Revenue
     (Boise Cascade Corp. Project)
     5.65% 12/1/22                                  1,930,000        1,747,499
   Richfield Commercial
     Development Revenue
     (Richfield Shoppes Project)
     8.375% 10/1/13                                 2,200,000        2,287,912
   Seaway Port Authority of Duluth
     Industrial Development Dock &
     Wharf Revenues (Cargill, Inc. Project)
     Series E 6.125% 11/1/14                        4,500,000        4,887,180
                                                                 -------------
                                                                    15,429,216
                                                                 -------------

                                                  Principal        Market
                                                  Amount           Value
Municipal Bonds (continued)
Dedicated Tax & Fees Revenue Bonds - 1.18%
  ***Minneapolis Community Development
        Agency Tax Increment Revenue
        6.67% 9/1/09 (MBIA)                       $ 5,750,000    $   4,506,563
                                                                 -------------
                                                                     4,506,563
                                                                 -------------
Escrowed to Maturity Bonds - 0.74%
     Southern Minnesota Municipal Power
        Agency Supply System Revenue
        Series B 5.50% 1/1/15 (AMBAC)                 990,000        1,022,373
     University of Minnesota Series A
        6.00% 2/1/11                                1,500,000        1,506,510
     Western Minnesota Municipal Power
        Agency Series A 9.75% 1/1/16 (MBIA)           185,000          287,727
                                                                 -------------
                                                                     2,816,610
                                                                 -------------
Higher Education Revenue Bonds - 5.01%
     Minnesota State Higher Education
        Facilities Authority Revenue
        (Augsburg College) Series 4-F1
        6.25% 5/1/23                                1,000,000        1,040,700
        (Hamline University)
        Series 4-I 6.00% 10/1/12                    1,250,000        1,326,150
        Series 4-I 6.00% 10/1/16                    1,790,000        1,861,690
        (St. Benedict College) Series 4-G
        6.20% 3/1/16                                1,000,000        1,046,710
        (St. Catherine College) Series 5-N1
        5.25% 10/1/22                               1,500,000        1,506,345
        (St. Thomas University) Series 3-R2
        5.60% 9/1/14                                1,100,000        1,126,642
     University of Minnesota Series A
        5.50% 7/1/21                                2,000,000        2,223,680
   **University of Minnesota, Inverse
        Floater ROLS Series II-R-29
        7.85% 7/1/21                                5,250,000        6,424,372
        8.29% 7/1/18                                1,920,000        2,547,264
                                                                 -------------
                                                                    19,103,553
                                                                 -------------
Hospital Revenue Bonds - 19.12%
     Bemidji Hospital Facilities Revenue
        (North County Health Services)
        6.05% 9/1/16                                  600,000          616,776
        6.05% 9/1/24                                1,825,000        1,843,141
     Brainerd Health Care Facilities Revenue
        Benedictine Health System
        (St. Joseph's Hospital) Series E
        6.00% 2/15/12 (Connie Lee)                  2,250,000        2,336,648
     Duluth Economic Development
        Authority Health Care Facilities Revenue
        Benedictine Health System
        (St. Mary's Hospital) Series C
        6.00% 2/15/20 (Connie Lee)                  9,450,000        9,792,941

                                                Delaware Tax-Free Minnesota Fund
Statements
       of Net Assets (continued)
                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
   Duluth Economic Development Authority
     Hospital Facilities Revenue
     (St. Luke's Hospital) Series B
     6.40% 5/1/18 (Connie Lee)                    $ 3,295,000    $   3,384,327
   Maplewood Healthcare Facility Revenue
     (Health East Project)
     5.95% 11/15/06                                 2,200,000        2,074,798
   Marshall Medical Center Gross Revenue
     (Weiner Memorial Medical Center Project)
     6.00% 11/1/28                                  1,000,000          974,170
   Minneapolis Health Care System Revenue
     (Fairview Health Services) Series A
     5.625% 5/15/32                                 6,375,000        6,517,163
   Northfield Hospital Revenue Series C
     6.00% 11/1/31 (MBIA)                           1,500,000        1,499,850
   Robbinsdale Hospital Revenue
     (North Memorial Medical Center)
     Series B 5.50% 5/15/23 (AMBAC)                10,725,000       10,894,990
 **Rochester Health Care Facilities
     Revenue (Mayo Foundation),
     Inverse Floater ROLS
     Series H 10.404% 11/15/15                      3,500,000        3,694,355
     Series II-R-28-A 7.45% 11/15/27                2,100,000        2,264,640
     Series II-R-28-B 7.45% 11/15/27                8,375,000        9,031,600
   Rochester Health Care Facilities Revenue
     (Mayo Foundation) Series B
     5.50% 11/15/27                                   700,000          727,440
   St. Louis Park Health Care Facilities
     Revenue (Healthsystem of Minnesota)
     5.20% 7/1/23 (AMBAC)                          10,220,000       10,282,137
   St. Paul Housing & Redevelopment
     Authority Hospital Revenue
     (Health East Project)
     Series A 5.70% 11/1/15                         1,300,000        1,050,023
     Series A 6.625% 11/1/17                        6,000,000        5,234,100
   Washington County Housing &
     Redevelopment Authority Hospital
     Facilities Revenue
     (Health East Project)
     5.50% 11/15/27                                 1,000,000          686,360
                                                                 -------------
                                                                    72,905,459
                                                                 -------------
Investor Owned Utilities Revenue Bonds - 4.74%
   Bass Brook Pollution Control Revenue
     (Minnesota Power & Light Co. Project)
     6.00% 7/1/22                                  17,000,000       17,318,750
     6.00% 7/1/22 (MBIA)                              750,000          766,965
                                                                 -------------
                                                                    18,085,715
                                                                 -------------

                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds (continued)
Miscellaneous Revenue Bonds - 1.05%
   Minneapolis Community Development
     Agency Supported Development
     Revenue Limited Tax
     (Common Bond Fund) Series 2A
     7.125% 12/1/05                               $   415,000    $     428,483
   St. Cloud Commercial
     Development Revenue
     (Northwest Center Association
     Project)
     7.50% 8/1/12                                   3,548,971        3,557,737
                                                                 -------------
                                                                     3,986,220
                                                                 -------------
Multi Family Housing Revenue Bonds - 13.43%
   Austin Housing & Redevelopment
     Authority Housing Gross Revenue
     (Courtyard Residence Project)
     Series A 7.25% 1/1/26                            500,000          510,085
   Brooklyn Center Multifamily Housing
     Revenue (Ponds Family Housing
     Project-Section 8)
     5.90% 1/1/20                                   1,250,000        1,254,375
   Burnsville Multifamily
     (Bridgeway Apartments Project)
     7.625% 2/1/24                                  3,370,000        3,411,687
   Carver County Housing & Redevelopment
     Authority Multifamily Revenue
     (Lake Grace Apartments Project)
     6.00% 7/1/28                                   1,435,000        1,454,100
   Dakota County Housing &
     Redevelopment Authority Multifamily
     Housing Revenue
     (Affordable Housing View Pointe
     Project) 6.125% 11/1/17                        2,475,000        2,386,049
   Eden Prairie Multifamily
     (Tanager Creek) Series A
     8.05% 6/20/31 (GNMA)                           7,605,000        8,386,413
     (Windslope Apartments Project)
     7.10% 11/1/17                                  1,585,000        1,614,069
   Hopkins Multifamily Revenue
     (Hopkins Renaissance
     Project-Section 8)
     6.375% 4/1/20                                  1,000,000        1,046,620
   Little Canada Multifamily Housing
     Revenue (Housing Alternative
     Development Co. Project) Series A
     6.10% 12/1/17                                  1,490,000        1,431,294
     6.25% 12/1/27                                  2,900,000        2,659,561
   Minneapolis Multifamily Revenue
     (Seward Towers Project)
     7.375% 12/20/30 (GNMA)                         4,000,000        4,025,759
     (Sumner Field) Series A
     5.50% 11/20/26 (GNMA) (AMT)                    1,045,000        1,079,569
     (Trinity Apartments-Section 8)
     Series A 6.75% 5/1/21                          1,990,000        2,000,547

                                                Delaware Tax-Free Minnesota Fund
Statements
       of Net Assets (continued)
                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds (continued)
Multi Family Housing Revenue Bonds (continued)
   Minnesota State Housing Finance
     Agency Housing Development
     (Section 8) Series A
     6.95% 2/1/14                                 $ 1,500,000    $   1,519,125
   Minnesota State Housing Finance
     Agency Rental Housing
     (Section 8) Series B
     6.25% 8/1/22                                     370,000          370,322
   Park Rapids Multifamily Revenue
     (The Court Apartments
     Project-Section 8)
     6.30% 2/1/20                                   3,070,000        2,950,731
   St. Louis Park Multifamily Community
     Housing & Service
     6.25% 12/1/28 (FHA)                            3,855,000        4,025,121
   St. Louis Park Multifamily
     (Westwind Apartments Project)
     5.75% 1/1/29                                   3,865,000        3,934,338
   St. Paul Housing & Redevelopment
     Authority Multifamily Housing
     Revenue (900 Como Lake Project)
     7.50% 3/1/26 (FHA)                             1,000,000          997,810
   Stillwater Multifamily Revenue
     (Stillwater Cottages) Series A
     7.00% 11/1/27                                  1,000,000          959,980
   Wadena Housing & Redevelopment
     Authority Multifamily Housing Revenue
     (Humphrey Manor East Project)
     6.00% 2/1/19                                   2,130,000        2,150,831
   Washington County Housing &
     Redevelopment Authority
     Governmental Revenue
     (Briar Pond) Series C
     7.25% 8/20/34 (GNMA)                             995,000          980,244
   Wells Housing & Redevelopment
     Authority Housing Revenue
     (Broadway Apartments Project)
     7.00% 1/1/19                                     950,000          981,037
   Willmar Housing & Redevelopment
     Authority Multifamily Revenue
     (Highland Apartments-Section 8)
     5.85% 6/1/19                                   1,050,000        1,059,156
                                                                 -------------
                                                                    51,188,823
                                                                 -------------
Municipal Lease Revenue Bonds - 0.28%
   Beltrami County Housing &
     Redevelopment Authority Revenue
     6.20% 2/1/14                                   1,010,000        1,051,036
                                                                 -------------
                                                                     1,051,036
                                                                 -------------

                                                   Principal          Market
                                                   Amount             Value
 Municipal Bonds (continued)
 Political Subdivision General Obligation Bonds - 5.03%
   Dakota County Capital Improvement
      Series A 4.75% 2/1/26                    $  4,000,000    $   3,941,480
   Hennepin County
      Series A 4.50% 12/1/20                      1,000,000          984,640
      Series B 4.50% 12/1/19                      1,350,000        1,347,503
      Series B 4.60% 12/1/20                      1,000,000          995,900
   Hennepin County Solid Waste
      5.75% 10/1/10                               4,990,000        5,106,266
   Hennepin Regional Railroad Authority
      5.00% 12/1/26                               2,750,000        2,767,353
      5.00% 12/1/31                               4,030,000        4,049,989
                                                               -------------
                                                                  19,193,131
                                                               -------------
*Pre-Refunded Bonds - 6.21%
   Andover Commercial Development
      Revenue (Downtown Center
      Project) Series A
      7.00% 12/1/12-03                            1,000,000        1,084,920
   Bloomington Tax Increment Bonds
      9.75% 2/1/08-05                               500,000          590,370
   Fairbault Independent
      School District #656
      6.10% 6/1/10-04                             1,000,000        1,074,640
   Kenyon Wanamingo Independent
      School District #2172
      6.00% 2/1/18-05 (MBIA)                      2,350,000        2,560,513
   Minnesota Public Facilities Authority
      Water Pollution Control Revenue
      Series A 6.25% 3/1/16-05                    4,400,000        4,856,324
   North St. Paul Maplewood Independent
      School District #622 Series A
      7.10% 2/1/25-05 (FSA)                      10,000,000       11,204,000
   Plainview Independent
      School District #810
      6.70% 2/1/06-03                               385,000          393,720
      6.75% 2/1/07-03                               420,000          429,601
      6.75% 2/1/08-03                               445,000          455,173
   Southern Minnesota Municipal Power
      Agency Supply System
      Revenue Series A
      5.75% 1/1/18-16 (MBIA)                      1,000,000        1,033,530
                                                               -------------
                                                                  23,682,791
                                                               -------------
 Public Power Revenue Bonds - 10.87%
   Chaska Electric Revenue Series A
      6.00% 10/1/25                               1,000,000        1,055,250
   Northern Minnesota Municipal Power
      Agency Electric System Revenue
      Series A 5.00% 1/1/21                         880,000          880,026
   ***Series A 5.85% 1/1/09 (AMBAC)               3,815,000        3,060,164
      Series B 4.75% 1/1/20 (AMBAC)               2,500,000        2,516,000
      Series B 5.50% 1/1/18 (AMBAC)               9,200,000        9,458,060
   Rochester Electric Utilities Revenue
      5.25% 12/1/30                               4,915,000        4,995,213

                                                Delaware Tax-Free Minnesota Fund
Statements
       of Net Assets (continued)
                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds (continued)
Public Power Revenue Bonds (continued)
     Shakopee Public Utilities Commission
        Public Utilities Revenue
        5.125% 2/1/26 (MBIA)                      $ 1,000,000   $    1,013,210
     Southern Minnesota Municipal Power
        Agency Supply System Revenue
        Series A 4.75% 1/1/16 (MBIA)                3,550,000        3,555,183
     ***Series A 5.663% 1/1/19 (MBIA)               8,210,000        3,819,292
        Series A 5.75% 1/1/18 (MBIA)                7,770,000        8,002,401
     ***Series A 6.136% 1/1/21 (MBIA)               3,000,000        1,226,070
        Series B 5.50% 1/1/15 (AMBAC)               1,560,000        1,607,424
     Western Minnesota Municipal Power
        Agency Series A
        6.125% 1/1/16                                 265,000          265,339
                                                                 -------------
                                                                    41,453,632
                                                                 -------------
School District General Obligation Bonds - 5.63%
     Bloomington Independent School
        District #271 Series B
        5.00% 2/1/17                                5,300,000        5,535,054
  ***Farmington Independent School District
        #192 Capital
        Appreciation Series B
        5.34% 2/1/21 (FSA)                          1,500,000          584,775
        5.424% 2/1/20 (FSA)                         1,650,000          684,717
  ***Lakeville Independent School District
        #194 Capital Appreciation Series B
        5.45% 2/1/19 (FSA)                          8,000,000        3,447,760
  ***Mahtomedi Independent School
        District #832 Capital Appreciation Series B
        5.90% 2/1/14 (MBIA)                         1,540,000          960,190
   **Rockford Independent School
        District #883, Inverse Floater ROLS
        Series II-R-30-A 8.07% 2/1/23 (FSA)         3,510,000        3,923,794
  ***Rosemont Independent School District
        #196 Capital Appreciation Series B
        5.931% 4/1/11 (FSA)                         2,600,000        1,874,028
        5.961% 4/1/12 (FSA)                         1,850,000        1,271,542
        6.008% 4/1/13 (FSA)                         1,915,000        1,250,055
  ***Sartell Independent School District
        #748 Capital Appreciation Series B
        5.976% 2/1/13 (MBIA)                          540,000          350,012
        6.10% 2/1/15 (MBIA)                         1,075,000          623,468
        6.15% 2/1/16 (MBIA)                         1,750,000          953,698
                                                                 -------------
                                                                    21,459,093
                                                                 -------------
Single Family Housing Revenue Bonds - 1.08%
     Minnesota State Housing Finance Agency
        Residential Housing Finance
        Series A 5.30% 7/1/19                       1,755,000        1,822,725
     Minnesota State Housing Finance
        Agency Single Family Mortgage
        Series J 5.90% 7/1/28 (AMT)                 1,095,000        1,137,114
     St. Louis Park Residential Mortgage
        Revenue 7.25% 4/20/23 (GNMA)                  510,000          514,616

                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds (continued)
Single Family Housing Revenue Bonds (continued)
   St. Paul Housing & Redevelopment
     Authority Single Family
     Mortgage Revenue
     Series C 6.90% 12/1/21 (FNMA)                $   640,000    $     650,323
     Series D 6.90% 12/1/11 (FNMA)                      7,000            7,029
                                                                 -------------
                                                                     4,131,807
                                                                 -------------
State General Obligation Bonds - 4.20%
   Minnesota State
     5.00% 11/1/20 (FSA)                            8,175,000        8,437,254
     5.00% 8/1/21                                   2,400,000        2,470,872
 **Minnesota State,
     Inverse Floater ROLS
     6.65% 11/1/16                                  2,420,000        2,643,898
     6.65% 11/1/17                                  1,135,000        1,227,185
     6.65% 11/1/18                                  1,145,000        1,227,669
                                                                 -------------
                                                                    16,006,878
                                                                 -------------
Tax Increment/Special Assessment Bonds - 2.26%
   Minneapolis Tax Increment Series E
     5.00% 3/1/13                                   6,265,000        6,696,408
   Rochester Tax Increment
     6.50% 12/1/04                                  1,000,000        1,012,560
   St. Paul Tax Increment (Block 39 Project)
     Series A 4.75% 2/1/25                            900,000          888,354
                                                                 -------------
                                                                     8,597,322
                                                                 -------------
Territorial General Obligation Bonds - 0.53%
   Puerto Rico Commonwealth
     Public Improvement
     Series A 5.125% 7/1/31                         2,000,000        2,022,820
                                                                 -------------
                                                                     2,022,820
                                                                 -------------
Territorial Revenue Bonds - 3.88%
   Puerto Rico Commonwealth
     Highway & Transportation Authority
     Transportation Revenue
     Series D 5.25% 7/1/38                          2,000,000        2,051,620
   Puerto Rico Electric Power Authority
     Power Revenue
     Series EE 4.75% 7/1/24                         3,700,000        3,599,248
     Series X 5.50% 7/1/25                          2,930,000        2,983,971
 **Puerto Rico Electric Power Authority
     Power Revenue, Inverse Floater ROLS
     5.68% 7/1/19                                   3,050,000        3,087,729
   Puerto Rico Public Buildings Authority
     Revenue Guaranteed Government
     Facilities Series D 5.25% 7/1/36               3,000,000        3,077,430
                                                                 -------------
                                                                    14,799,998
                                                                 -------------

                                                Delaware Tax-Free Minnesota Fund
Statements
       of Net Assets (continued)
                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 2.54%
   Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     Series B 4.75% 3/1/19                        $ 2,000,000    $   2,033,000
 **Minnesota Public Facilities Authority
     Water Pollution Control Revenue,
     Inverse Floater ROLS
     Series II-R-31 4.94% 3/1/14                    5,000,000        5,536,800
     Series II-TR-1 3.96% 3/1/16                    2,000,000        2,105,020
                                                                 -------------
                                                                     9,674,820
                                                                 -------------
Total Municipal Bonds
   (cost $353,941,876)                                             375,559,489
                                                                 -------------

                                                   Number
                                                   of Shares
Short-Term Investments - 0.71%
   Federated Minnesota Municipal
     Cash Trust                                     2,709,622        2,709,622
                                                                  ------------
Total Short-Term Investments
   (cost $2,709,622)                                                 2,709,622
                                                                  ------------
Total Market Value of Securities - 99.22%
   (cost $356,651,498)                                             378,269,111
Receivables and Other Assets
   Net of Liabilities - 0.78%                                        2,976,678
                                                                  ------------
Net Assets Applicable to 30,219,752
   Shares Outstanding - 100.00%                                   $381,245,789
                                                                  ============

Net Asset Value - Delaware Tax-Free Minnesota Fund
   Class A ($356,521,505 / 28,261,876 Shares)                           $12.61
                                                                        ------
Net Asset Value - Delaware Tax-Free Minnesota Fund
   Class B ($17,042,553 / 1,350,091 Shares)                             $12.62
                                                                        ------
Net Asset Value - Delaware Tax-Free Minnesota Fund
   Class C ($7,681,731 / 607,785 Shares)                                $12.64
                                                                        ------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
   (unlimited authorization -- no par)                            $358,883,263
Distributions in excess of net investment income                       (22,418)
Accumulated net realized gain on investments                           767,331
Net unrealized appreciation of investments                          21,617,613
                                                                  ------------
Total net assets                                                  $381,245,789
                                                                  ============

  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

 **Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

***Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Minnesota Fund
Net asset value Class A (A)                                             $12.61
Sales charge (3.75% of offering price, or 3.89%
   of amount invested per share) (B)                                      0.49
                                                                        ------
Offering price                                                          $13.10
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                        Delaware Tax-Free Minnesota Insured Fund
                                        August 31, 2002
Statements
       of Net Assets (continued)
                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds - 97.46%
Airport Revenue Bonds - 2.63%
   Minneapolis/St. Paul Metropolitan
     Airports Commission Revenue
     Series A 5.125% 1/1/25 (FGIC)                $   100,000    $     101,224
     Series C 5.25% 1/1/32 (FGIC)                   6,595,000        6,739,628
                                                                 -------------
                                                                     6,840,852
                                                                 -------------
Escrowed to Maturity Bonds - 16.08%
   Dakota/Washington Counties Housing &
     Redevelopment Authority
     Bloomington Single Family
     Residential Mortgage Revenue
     8.15% 9/1/16 (GNMA) (MBIA) (AMT)                 405,000          569,661
     8.375% 9/1/21 (GNMA) (AMT)                    14,115,000       20,495,262
     8.45% 9/1/19 (GNMA) (AMT)                      9,000,000       13,011,570
   Southern Minnesota Municipal Power
     Agency Supply Revenue Series A
     5.75% 1/1/18 (AMBAC)                             670,000          686,415
     5.75% 1/1/18 (MBIA)                            3,790,000        3,917,079
   Western Minnesota Municipal Power
     Agency Supply Revenue Series A
     6.60% 1/1/10 (MBIA)                            2,000,000        2,322,960
     9.75% 1/1/16 (MBIA)                              530,000          824,298
                                                                 -------------
                                                                    41,827,245
                                                                 -------------
Higher Education Revenue Bonds - 3.63%
   Minnesota State Colleges &
     Universities Revenue Series A
     5.00% 10/1/22 (FSA)                            5,135,000        5,226,403
   Minnesota State Higher Education
     Facilities Authority Revenue
     (St. Catherine College) Series 5-N1
     5.00% 10/1/18                                  2,200,000        2,221,604
   St. Cloud Housing & Redevelopment
     Authority Revenue
     (State University Foundation Project)
     5.00% 5/1/23                                   2,000,000        2,009,760
                                                                 -------------
                                                                     9,457,767
                                                                 -------------
Hospital Revenue Bonds - 14.65%
   Brainerd Health Care Facilities Revenue
     Benedictine Health
     (St. Joseph's Hospital) Series E
     6.00% 2/15/12 (Connie Lee)                     1,500,000        1,557,765
     6.00% 2/15/20 (Connie Lee)                     2,000,000        2,071,640
   Duluth Economic Development Authority
     Health Care Facilities Revenue
     Benedictine Health System
     (St. Mary's Hospital) Series C
     6.00% 2/15/20 (Connie Lee)                     1,300,000        1,347,177
   Duluth Economic Development Authority
     Hospital Facilities Revenue
     (St. Luke's Hospital) Series B
     6.40% 5/1/10 (Connie Lee)                      3,335,000        3,426,713
     6.40% 5/1/18 (Connie Lee)                        500,000          513,555

                                                   Principal          Market
                                                   Amount             Value
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
   Minneapolis/St. Paul Housing &
     Redevelopment Authority Health
     Care Systems Series A
     (Children's Health Care)
     5.50% 8/15/25 (FSA)                          $ 2,250,000    $   2,309,243
     (Healthspan Health System)
     5.00% 11/15/13 (AMBAC)                         6,490,000        6,668,474
   Minneapolis Health Care Facility
     Revenue (Fairview Hospital &
     Healthcare Service) Series A
     5.25% 11/15/19 (MBIA)                          2,250,000        2,325,825
   Minneapolis Health Care System
     Revenue (Fairview Health Services)
     Series A 5.625% 5/15/32                        5,000,000        5,111,500
 **Minnesota Agriculture & Economic
     Development Board Revenue
     (Fairview Hospital &
     Healthcare Service),
     Inverse Floater ROLS Series II-R-33
     7.89% 11/15/26 (MBIA)                          5,125,000        5,753,325
   Robbinsdale Hospital Revenue
     (North Memorial Medical Center)
     Series B 5.50% 5/15/23 (AMBAC)                 5,900,000        5,993,515
   St. Paul Housing & Redevelopment
     Authority Hospital Revenue
     (St. Paul/Ramsey Medical
     Center Project)
     5.50% 5/15/13 (AMBAC)                          1,000,000        1,030,080
                                                                 -------------
                                                                    38,108,812
                                                                 -------------
Miscellaneous Revenue Bonds - 0.79%
   Minneapolis Community Development
     Agency Supported Development
     Revenue Series G-3
     5.45% 12/1/31                                  2,000,000        2,052,580
                                                                 -------------
                                                                     2,052,580
                                                                 -------------
Multi Family Housing Revenue Bonds - 6.84%
   Chaska Waters Edge Multifamily
     Revenue Series A
     7.30% 1/20/30 (GNMA)                           3,257,000        3,539,805
   Eagan Multifamily Revenue
     (Woodridge Apartments)
     5.90% 8/1/20 (GNMA)                            1,000,000        1,047,350
   Hopkins Multifamily Revenue
     (Auburn Apartments Project)
     Series A 8.05% 6/20/31 (GNMA)                  3,790,000        4,172,563
   Minneapolis/St. Paul Housing
     Finance Board Revenue
     (Trinity Apartments) Series A
     8.125% 12/1/14 (GNMA) (AMT)                       45,000           45,045
   Minneapolis Multifamily Revenue
     (Bottineau Commons Project)
     5.45% 4/20/43 (GNMA)                           1,500,000        1,540,290

                                        Delaware Tax-Free Minnesota Insured Fund
Statements
       of Net Assets (continued)
                                                    Principal       Market
                                                    Amount          Value
 Municipal Bonds (continued)
 Multi Family Housing Revenue Bonds (continued)
   Minnesota State Housing Finance
      Agency Rental Housing Revenue
      Series C-2 5.95% 2/1/15 (AMBAC)           $ 2,165,000    $   2,256,861
   St. Paul Housing & Redevelopment
      Authority Multifamily Housing
      Revenue (Pointe of St. Paul Project)
      6.60% 10/1/12 (FNMA)                        4,000,000        4,087,760
   White Bear Lake Multifamily Revenue
      (Lake Square)
      Series A 5.875% 2/1/15 (FHA)                1,055,000        1,104,817
                                                               -------------
                                                                  17,794,491
                                                               -------------
 Political Subdivision General Obligation Bonds - 2.32%
   Dakota County Community Development
      Agency Governmental
      Housing Development
      5.00% 1/1/21                                1,275,000        1,290,568
   Hennepin County Series A
      4.50% 12/1/21                               1,000,000          972,930
   Hennepin County Solid Waste
      5.75% 10/1/10 (MBIA)                        1,800,000        1,841,939
   Western Lake Superior Sanitation
      District Series A
      6.00% 10/1/08 (MBIA) (AMT)                    400,000          438,264
      6.10% 10/1/09 (MBIA) (AMT)                    425,000          466,905
      6.20% 10/1/10 (MBIA) (AMT)                    450,000          495,693
      6.20% 10/1/11 (MBIA) (AMT)                    475,000          523,232
                                                               -------------
                                                                   6,029,531
                                                               -------------

*Pre-Refunded Bonds - 19.32%
   Alexandria Independent School
      District #206 Series A
      6.30% 2/1/13-03 (MBIA)                      1,775,000        1,810,731
   Becker Wastewater Treatment Facility
      Series A 5.95% 2/1/14-04 (MBIA)               500,000          530,965
   Buffalo Independent School
      District #887
      6.10% 2/1/15-03 (FSA)                       1,030,000        1,049,869
   Detroit Lakes Health Care Facilities
      Revenue Benedictine Health Systems
      (St. Mary's Hospital) Series G
      6.00% 2/15/12-03 (Connie Lee)               1,630,000        1,697,091
      6.00% 2/15/19-03 (Connie Lee)               1,000,000        1,041,160
   Duluth Economic Development
      Authority Health Care Facilities
      Benedictine Health System
      (St. Mary's Hospital) Series B
      6.00% 2/15/17-03 (Connie Lee)              10,000,000       10,411,600
   Duluth Economic Development
      Authority Health Care Facilities
      Revenue (Duluth Clinic)
      6.30% 11/1/22-02 (AMBAC)                    2,690,000        2,766,611
      6.30% 11/1/22-04 (AMBAC)                    1,060,000        1,166,138

                                                    Principal       Market
                                                    Amount          Value
Municipal Bonds (continued)
Pre-Refunded Bonds (continued)
  Elk River Independent School
     District #728
     6.00% 2/1/09-03 (AMBAC)                   $ 3,950,000    $   4,024,576
  Ellendale Independent School
     District #762
     6.00% 2/1/10-03 (AMBAC)                       230,000          234,391
     6.00% 2/1/11-03 (AMBAC)                       245,000          249,677
     6.00% 2/1/12-03 (AMBAC)                       265,000          270,059
     6.00% 2/1/13-03 (AMBAC)                       280,000          285,345
     6.00% 2/1/14-03 (AMBAC)                       300,000          305,727
     6.00% 2/1/15-03 (AMBAC)                       320,000          326,109
  Marshall Electric & Water
     Utility Revenue
     6.45% 7/1/10-03 (FSA)                         500,000          520,580
     6.45% 7/1/11-03 (FSA)                         100,000          104,116
     6.50% 7/1/12-03 (FSA)                         500,000          520,790
     6.50% 7/1/13-03 (FSA)                         500,000          520,790
  Moorhead Public Utilities Revenue
     Series A 6.25% 11/1/12-02 (MBIA)              735,000          740,946
  North St. Paul Maplewood Independent
     School District #622 Series A
     7.10% 2/1/19-05 (MBIA)                      5,935,000        6,649,574
     7.10% 2/1/25-05 (FSA)                      11,525,000       12,912,609
  Northern Municipal Power Agency
     Electric System Revenue
     Series A 5.90% 1/1/08-03 (AMBAC)              700,000          724,773
**Richfield Independent School
     District #280, Inverse Floater ROLS
     Series C 8.95% 2/1/15-03 (FGIC)             1,365,000        1,409,144
                                                              -------------
                                                                 50,273,371
                                                              -------------
Public Power Revenue Bonds - 5.44%
  Northern Municipal Power Agency
     Electric System Revenue Series B
     4.75% 1/1/20 (AMBAC)                        1,100,000        1,107,040
     5.50% 1/1/18 (AMBAC)                        4,200,000        4,317,810
**Northern Municipal Power Agency
     Electric System Revenue,
     Inverse Floater ROLS Series II-R-32
     7.02% 1/1/13 (FSA)                          4,585,000        5,457,892
  Shakopee Public Utilities Commission
     Public Utilities Revenue
     5.125% 2/1/26 (MBIA)                        1,850,000        1,874,439
  Southern Minnesota Municipal Power
     Agency Supply System Revenue
     Series A 4.75% 1/1/16 (MBIA)                1,400,000        1,402,044
                                                              -------------
                                                                 14,159,225
                                                              -------------
School District General Obligation Bonds - 15.01%
  Big Lake Independent School
     District #727 Series A
     5.00% 2/1/17 (FSA)                          1,040,000        1,086,124
     5.00% 2/1/20 (FSA)                          1,000,000        1,025,810

                                        Delaware Tax-Free Minnesota Insured Fund
Statements
       of Net Assets (continued)
                                                   Principal          Market
                                                   Amount             Value
 Municipal Bonds (continued)
 School District General Obligation Bonds (continued)
   Centennial Independent School
      District #012 Series A
      5.00% 2/1/18 (FSA)                       $  1,270,000   $    1,328,699
   Mounds View Independent School
      District #621 5.00% 2/1/20 (MBIA)           2,970,000        3,063,317
      5.375% 2/1/24 (FGIC)                        6,170,000        6,415,259
   Osseo Independent School
      District #279 Series A
      5.00% 2/1/21 (FSA)                          3,570,000        3,654,716
   Robbinsdale Independent School
      District #281 5.00% 2/1/21 (FSA)            1,310,000        1,341,086
 **Rockford Independent School
      District #883, Inverse Floater ROLS
      Series II-R-30-B 8.02% 2/1/21 (FSA)         1,605,000        1,821,145
***Rosemount Independent School
      District #196 Series B
      5.80% 4/1/09 (FSA)                          1,860,000        1,478,105
      5.85% 4/1/10 (FSA)                          2,240,000        1,689,834
***Sauk Rapids Independent School
      District #047 Series B
      5.983% 2/1/15 (FSA)                         2,700,000        1,491,804
      6.083% 2/1/17 (FSA)                         2,245,000        1,078,094
 **South Washington County
      Independent School District #833,
      Inverse Floater ROLS
      Series II-R-34-A
      8.02% 2/1/20 (MBIA)                         3,440,000        3,951,666
      Series II-R-34-B
      8.02% 2/1/21 (MBIA)                         3,645,000        4,135,872
   St. Michael Independent
      School District #885
      5.00% 2/1/20 (FSA)                          1,970,000        2,031,897
      5.00% 2/1/27 (FSA)                          3,435,000        3,458,976
                                                              --------------
                                                                  39,052,404
                                                              --------------
 Single Family Housing Revenue Bonds - 1.53%
   Dakota County Housing &
      Redevelopment Authority Single
      Family Mortgage Revenue
      5.85% 10/1/30 (FNMA) (GNMA) (AMT)           2,688,000        2,764,662
      6.70% 10/1/17 (FNMA)                        1,215,000        1,228,511
                                                              --------------
                                                                   3,993,173
                                                              --------------
 State General Obligation Bonds - 2.51%
   Minnesota State 5.00% 11/1/20 (FSA)            5,500,000        5,676,440
 **Minnesota State, Inverse
      Floater ROLS 6.65% 11/1/17                    800,000          864,976
                                                              --------------
                                                                   6,541,416
                                                              --------------
 Tax Increment/Special Assessment Bonds - 2.50%
   Becker Tax Increment Series D
      6.25% 8/1/15 (MBIA) (AMT)                   6,300,000        6,492,717
                                                              --------------
                                                                   6,492,717
                                                              --------------

                                                  Principal          Market
                                                  Amount             Value
 Municipal Bonds (continued)
 Territorial Revenue Bonds - 4.21%
***Puerto Rico Commonwealth Highway &
      Transportation Authority
      Transportation Revenue Series A
      5.207% 7/1/18 (AMBAC)                    $ 5,000,000    $    2,513,700
 **Puerto Rico Electric Power Authority
      Revenue, Inverse Floater ROLS
      5.68% 7/1/19                                2,825,000        2,859,945
   Puerto Rico Electric Power Authority
      Power Revenue
      Series EE 4.50% 7/1/18 (MBIA)               4,500,000        4,563,585
      Series GG 4.75% 7/1/21 (FSA)                1,000,000        1,010,570
                                                              --------------
                                                                  10,947,800
                                                              --------------
 Total Municipal Bonds
   (cost $234,097,559)                                           253,571,384
                                                              --------------
                                                Number
                                                of Shares
 Short-Term Investments - 1.11%
   Federated Minnesota Municipal
      Cash Trust                                  2,880,439        2,880,439
                                                              --------------
 Total Short-Term Investments
   (cost $2,880,439)                                               2,880,439
                                                              --------------
 Total Market Value of Securities - 98.57%
   (cost $236,977,998)                                           256,451,823
 Receivables and Other Assets
   Net of Liabilities - 1.43%                                      3,736,018
                                                              --------------
 Net Assets Applicable to 23,775,591
   Shares Outstanding - 100.00%                               $  260,187,841
                                                              ==============

 Net Asset Value - Delaware Tax-Free
   Minnesota Insured Fund Class A
   ($239,763,298 / 21,908,781 Shares)                                 $10.94
                                                                      ------
 Net Asset Value - Delaware Tax-Free
   Minnesota Insured Fund Class B
   ($14,341,158 / 1,311,387 Shares)                                   $10.94
                                                                      ------
 Net Asset Value - Delaware Tax-Free
   Minnesota Insured Fund Class C
   ($6,083,385 / 555,423 Shares)                                      $10.95
                                                                      ------

                                        Delaware Tax-Free Minnesota Insured Fund
Statements
       of Net Assets (continued)

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                           $246,188,645
Accumulated net realized loss on investments                     (5,474,629)
Net unrealized appreciation of investments                       19,473,825
                                                               ------------
Total net assets                                               $260,187,841
                                                               ============

  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

 **An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

***Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Minnesota Insured Fund
Net asset value Class A (A)                                          $10.94
Sales charge (3.75% of offering price or 3.93%
  of amount invested per share) (B)                                    0.43
                                                                     ------
Offering price                                                       $11.37
                                                                     ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                   Delaware Tax-Free Minnesota Intermediate Fund August 31, 2002
Statements
       of Net Assets (continued)

                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds - 97.10%
Continuing Care/Retirement Revenue Bonds - 4.52%
  Minneapolis Health Care Facilities Revenue
     (Jones-Harrison Residence Project)
     5.90% 10/1/16                            $    125,000   $      114,791
  Oakdale Elderly Housing Revenue
     (PHM/Oakdale Inc. Project)
     5.75% 3/1/18                                1,400,000        1,283,043
  Oakdale Revenue
     (Oak Meadows Project)
     6.20% 4/1/07                                  150,000          154,479
     6.30% 4/1/08                                  260,000          267,348
     6.50% 4/1/10                                  295,000          302,641
  Rochester Nursing Home & Multifamily
     Housing Revenue
     (Samaritan Bethany, Inc.) Series A
     6.00% 5/1/04                                  300,000          292,704
     6.10% 5/1/05                                  250,000          242,530
                                                             --------------
                                                                  2,657,536
                                                             --------------
Corporate-Backed Revenue Bonds - 0.91%
  Richfield Shoppes Commercial
     Development Revenue
     (Richfield Shoppes Project)
     7.50% 10/1/04                                 530,000          533,721
                                                             --------------
                                                                    533,721
                                                             --------------
Escrowed to Maturity Bonds - 7.66%
  Duluth Gross Revenue
     (Duluth Entertainment)
     7.00% 12/1/03                                 860,000          896,094
  Metropolitan Council,
     Minneapolis/St. Paul Area
     Sports Facilities Revenue
     (Hubert H. Humphrey Metrodome)
     6.00% 10/1/09                               3,520,000        3,606,697
                                                             --------------
                                                                  4,502,791
                                                             --------------
Higher Education Revenue Bonds - 4.68%
  Minnesota State Higher Education
     Facilities Authority Revenue
     (College of Art & Design)
     Series 5-D 6.625% 5/1/20                    1,000,000        1,081,340
     (St. Catherine College)
     Series 5-N1 5.375% 10/1/32                    500,000          502,680
  University of Minnesota Series A
     5.75% 7/1/16                                1,000,000        1,168,810
                                                             --------------
                                                                  2,752,830
                                                             --------------
Hospital Revenue Bonds - 7.01%
  Maplewood Health Care Facility
     Revenue (Health East Project)
     5.70% 11/15/02                              1,000,000          996,990
  Minneapolis Health Care System
     Revenue (Fairview Health Services)
     Series A 5.625% 5/15/32                     2,150,000        2,197,945

                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
  St. Paul Housing & Redevelopment
     Authority Hospital Revenue
     (Health East Project) Series B
     5.85% 11/1/17                            $  1,160,000   $      925,645
                                                             --------------
                                                                  4,120,580
                                                             --------------
Investor Owned Utilities Revenue Bonds - 4.42%
  Eveleth Industrial Development Revenue
     (Minnesota Power & Light Co. Project)
     Series A 6.125% 1/1/04                      2,500,000        2,597,100
                                                             --------------
                                                                  2,597,100
                                                             --------------
Miscellaneous Revenue Bonds - 10.06%
  Minneapolis Art Center Facilities
     Revenue (Walker Art Center Project)
     5.125% 7/1/21                               3,000,000        3,044,520
  Minneapolis Community Development
     Agency Supported Revenue
     Common Bond Fund
     Series 4 6.20% 6/1/17 (AMT)                 1,055,000        1,103,646
  Minnesota Public Facilities Authority
     Water Pollution Control Revenue
     Series A 6.55% 3/1/03                       1,720,000        1,763,430
                                                             --------------
                                                                  5,911,596
                                                             --------------
Multi Family Housing Revenue Bonds - 6.39%
  Minneapolis Multifamily Revenue
     (Trinity Apartments-Section 8)
     Series A 6.75% 5/1/21                       2,845,000        2,860,079
  Park Rapids Multifamily Revenue
     (The Court Apartments
     Project-Section 8) 6.05% 8/1/12               915,000          893,653
                                                             --------------
                                                                  3,753,732
                                                             --------------
Municipal Lease Revenue Bonds - 5.72%
  Beltrami County Housing &
     Redevelopment Authority Revenue
     5.90% 2/1/08                                  355,000          373,939
     6.00% 2/1/09                                  380,000          399,091
     6.00% 2/1/10                                  405,000          424,011
     6.10% 2/1/11                                  430,000          449,750
  Edina Housing & Redevelopment
     Authority Public Project Revenue
     5.125% 2/1/19                               1,000,000        1,031,620
  Hibbing Economic Development
     Authority Revenue
     (Hibbing Lease Obligation)
     6.10% 2/1/08                                  650,000          681,759
                                                             --------------
                                                                  3,360,170
                                                             --------------

                                   Delaware Tax-Free Minnesota Intermediate Fund
Statements
       of Net Assets (continued)
                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds (continued)
Political Subdivision General Obligation Bonds - 6.70%
  Dakota County Series A
     4.75% 2/1/17                             $  1,000,000   $    1,032,540
  Hennepin County
     Series A 4.50% 12/1/17                      1,000,000        1,013,360
     Series B 4.75% 12/1/14                      1,000,000        1,055,460
  Minneapolis/St. Paul Metropolitan
     Airports Commission Series 14
     5.50% 1/1/11 (AMT)                            750,000          838,905
                                                             --------------
                                                                  3,940,265
                                                             --------------
*Pre-Refunded Bonds - 5.53%
  Andover Commercial Development
     Revenue (Downtown Center Project)
     Series A 6.50% 12/1/06-03                   1,795,000        1,936,374
  Duluth Gross Revenue
     (Duluth Entertainment)
     7.30% 12/1/06-04                              250,000          284,943
**Richfield Independent School
     District #280 Series C, Inverse Floater
     8.95% 2/1/15-03 (FGIC)                      1,000,000        1,032,340
                                                             --------------
                                                                  3,253,657
                                                             --------------
School District General Obligation Bonds - 19.52%
  Big Lake Independent School
     District #727 Series C
     5.00% 2/1/16 (FSA)                          1,180,000        1,247,614
     5.00% 2/1/17 (FSA)                          1,000,000        1,049,340
  Centennial Independent School
     District #012 Series A
     5.00% 2/1/18 (FSA)                          1,000,000        1,046,220
     5.00% 2/1/20 (FSA)                            750,000          773,565
  Hopkins Independent School
     District #270
     5.125% 2/1/17 (FGIC)                        2,000,000        2,130,781
  Osseo Independent School
     District #279 Series A
     5.00% 2/1/21 (FSA)                          1,500,000        1,535,595
  South Washington County Independent
     School District #833 Series B
     5.00% 2/1/16 (FSA)                          1,560,000        1,658,077
  St. Michael Independent School
     District #885 5.00% 2/1/22 (FSA)            2,000,000        2,033,740
                                                             --------------
                                                                 11,474,932
                                                             --------------
Single Family Housing Revenue Bonds - 1.84%
  Minnesota State Housing Finance Agency
     Single Family Mortgage Series J
     5.90% 7/1/28 (AMT)                          1,000,000        1,038,460
  St. Paul Housing & Redevelopment
     Authority Single Mortgage Revenue
     Series C 6.90% 12/1/21 (FNMA)                  40,000           40,645
                                                             --------------
                                                                  1,079,105
                                                             --------------

                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds (continued)
State General Obligation Bonds - 8.67%
  Minnesota State 5.00% 8/1/21                $  2,300,000   $    2,367,919
**Minnesota State, Inverse
     Floaters ROLS
     6.65% 11/1/16                               2,000,000        2,185,040
     6.65% 11/1/17                                 500,000          540,610
                                                             --------------
                                                                  5,093,569
                                                             --------------
Territorial Revenue Bonds - 3.47%
**Puerto Rico Electric Power Authority
     Revenue, Inverse Floater ROLS
     5.68% 7/1/19                                1,000,000        1,012,370
  Puerto Rico Public Buildings Authority
     Revenue Series D
     5.25% 7/1/36                                1,000,000        1,025,810
                                                             --------------
                                                                  2,038,180
                                                             --------------
Total Municipal Bonds
  (cost $55,011,534)                                             57,069,764
                                                             --------------

                                                  Number
                                                  of Shares
Short-Term Investments - 1.36%
  Federated Minnesota Municipal
     Cash Trust                                    798,493          798,493
                                                             --------------
Total Short-Term Investments
  (cost $798,493)                                                   798,493
                                                             --------------
Total Market Value of Securities - 98.46%
  (cost $55,810,027)                                             57,868,257
Receivables and Other Assets
  Net of Liabilities - 1.54%                                        904,361
                                                             --------------
Net Assets Applicable to 5,482,009
  Shares Outstanding - 100.00%                               $   58,772,618
                                                             ==============
Net Asset Value - Delaware Tax-Free
  Minnesota Intermediate Fund Class A
  ($51,034,099 / 4,761,106 Shares)                                   $10.72
                                                                     ------
Net Asset Value - Delaware Tax-Free
  Minnesota Intermediate Fund Class B
  ($2,851,982 / 265,524 Shares)                                      $10.74
                                                                     ------
Net Asset Value - Delaware Tax-Free
  Minnesota Intermediate Fund Class C
  ($4,886,537 / 455,379 Shares)                                      $10.73
                                                                     ------

                                   Delaware Tax-Free Minnesota Intermediate Fund
Statements
       of Net Assets (continued)

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
   (unlimited authorization -- no par)                            $ 58,975,332
Undistributed net investment income                                      9,523
Accumulated net realized loss on investments                        (2,270,467)
Net unrealized appreciation of investments                           2,058,230
                                                                  ------------
Total net assets                                                  $ 58,772,618
                                                                  ============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance

Net Asset Value and Offering Price per Share --
   Delaware Tax-Free Minnesota Intermediate Fund
Net asset value Class A (A)                                             $10.72
Sales charge (2.75% of offering price, or 2.80%
   of amount invested per share) (B)                                      0.30
                                                                        ------
   Offering price                                                       $11.02
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.
    See accompanying notes

                               Delaware Minnesota High-Yield Municipal Bond Fund August 31, 2002
Statements
       of Net Assets (continued)
                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds - 96.67%
Airline Revenue Bonds - 2.18%
  Minneapolis/St. Paul Metropolitan
     Airports Commission Special
     Facilities Revenue
     (Northwest Airlines, Inc. Project)
     Series A 7.00% 4/1/25 (AMT)              $  1,500,000   $    1,221,945
                                                             --------------
                                                                  1,221,945
                                                             --------------
Continuing Care/Retirement Revenue Bonds - 27.79%
  Coon Rapids Senior Housing Revenue
     (Epiphany Senior Citizens Project)
     6.00% 11/1/28                               3,455,000        2,976,412
  Mankato Health Facilities Revenue
     (Mankato Lutheran Homes Project)
     Series A 6.875% 10/1/26                       300,000          301,401
  Minneapolis Health Care Facility Revenue
     (Jones-Harrison Residence Project)
     6.00% 10/1/27                               1,565,000        1,367,826
  Minnesota Agriculture & Economic
     Development Board Revenue
     (Benedictine Health Systems)
     5.75% 2/1/29                                1,000,000          862,110
  Minnetonka Housing Facilities Revenue
     (Beacon Hill Senior Housing Project,
     Presbyterian Homes & Services)
     7.55% 6/1/19                                  200,000          204,070
  Moorhead Economic Development
     Authority Multifamily Revenue
     (Eventide Lutheran Home)
     Series B 6.00% 6/1/18                         870,000          828,971
  Northfield Health Care Facilities Revenue
     (Northfield Retirement Center)
     Series A 6.00% 5/1/28                       1,405,000        1,236,934
  Oakdale Elderly Housing Revenue
     (PHM/Oakdale, Inc. Project)
     6.00% 3/1/28                                1,800,000        1,620,702
  Perham Hospital District Senior
     Congregate Housing Facilities Revenue
     (Briarwood Project) 6.25% 11/1/22             620,000          568,521
  Rochester Multifamily Revenue
     (Wedum Shorewood Campus)
     6.60% 6/1/36                                2,890,000        2,681,140
  Shoreview Elderly Housing Revenue
     (PHM/Shoreview Inc. Project)
     6.15% 12/1/33                               1,500,000        1,394,220
  Twin Valley Congregate Housing Revenue
     (Living Options, Inc. Project)
     5.95% 11/1/28                               1,825,000        1,542,691
                                                             --------------
                                                                 15,584,998
                                                             --------------

                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds (continued)
Corporate-Backed Revenue Bonds - 4.80%
  Cloquet Pollution Control Revenue
     (Potlatch Corp. Projects)
     5.90% 10/1/26                            $  1,700,000   $    1,474,835
  International Falls Solid Waste Disposal
     Revenue (Boise Cascade Corp. Project)
     6.85% 12/1/29 (AMT)                         1,000,000        1,033,740
  Red Wing Industrial Development
     Revenue (Kmart Corp. Project)
     5.50% 7/1/08                                  300,000          180,750
                                                             --------------
                                                                  2,689,325
                                                             --------------
Higher Education Revenue Bonds - 7.30%
  Minnesota State Higher Education
     Facilities Authority Revenue
     (College of Art & Design) Series 5-D
     6.75% 5/1/26                                  500,000          539,930
     (Gustavus Adolphus College)
     Series 4-X 4.80% 10/1/21                      125,000          123,625
     (St. Catherine College) Series 5-N1
     5.375% 10/1/32                              2,500,000        2,513,400
     (St. Mary's College) Series 3-Q
     6.15% 10/1/23                                 900,000          915,192
                                                             --------------
                                                                  4,092,147
                                                             --------------
Hospital Revenue Bonds - 8.04%
  Minneapolis Health Care System Revenue
     (Fairview Health Services)
     Series A 5.625% 5/15/32                     1,850,000        1,891,255
**Rochester Health Care Facilities
     Revenue (Mayo Foundation),
     Inverse Floater ROLS
     Series H 10.404% 11/15/15                   1,500,000        1,583,295
  St. Paul Housing & Redevelopment
     Authority Hospital Revenue
     (Health East Project)
     Series A 5.70% 11/1/15                        800,000          646,168
     Series B 6.625% 11/1/17                       445,000          388,196
                                                             --------------
                                                                  4,508,914
                                                             --------------
Multi Family Housing Revenue Bonds - 23.68%
  Bloomington Multifamily Housing
     Revenue (Hampshire Apartments)
     Series A 6.20% 12/1/31                      1,250,000        1,192,250
  Brooklyn Center Multifamily Housing Revenue
     (Four Courts Apartments Project)
     Series A 7.50% 6/1/25 (AMT)                   370,000          370,958
  Chanhassen Multifamily Revenue
     (Heritage Park-Section 8)
     6.20% 7/1/30 (FHA) (AMT)                      300,000          311,568
  Chaska Multifamily Revenue
     (West Suburban Housing Partners)
     5.875% 3/1/31 (AMT)                         1,000,000          861,900

                               Delaware Minnesota High-Yield Municipal Bond Fund
Statements
       of Net Assets (continued)
                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds (continued)
Multi Family Housing Revenue Bonds (continued)
  Hutchinson Multifamily Revenue
     (Evergreen Apartments
     Project-Section 8)
     5.75% 11/1/28                            $  3,305,000   $    3,133,768
  Minneapolis Multifamily Revenue
     (Grant Street Apartments Project)
     Series A 7.25% 11/1/29                      2,835,000        2,849,657
     (Olson Townhomes Project)
     6.00% 12/1/19 (AMT)                           800,000          807,656
  St. Anthony Multifamily Revenue
     (Chandler Place Project) Series A
     6.05% 11/20/16 (FHA) (GNMA)                   135,000          145,161
  St. Cloud Housing & Redevelopment
     Authority Revenue
     (Sterling Heights Apartments Project)
     7.55% 4/1/39 (AMT)                          1,530,000        1,545,132
  Stillwater Multifamily Revenue
     (Stillwater Cottages Project) Series A
     6.75% 11/1/11                                 205,000          202,499
     7.00% 11/1/16 (AMT)                           680,000          667,359
     7.00% 11/1/27                                 340,000          326,393
  Washington County Housing &
     Redevelopment Authority
     Governmental Revenue (Briar Pond)
     Series B 7.125% 8/20/34                       880,000          869,053
                                                             --------------
                                                                 13,283,354
                                                             --------------
Municipal Lease Revenue Bonds - 3.59%
  Beltrami County Housing &
     Redevelopment Authority Revenue
     6.10% 2/1/12                                  460,000          479,513
  Hibbing Economic Development
     Authority Revenue
     (Hibbing Lease Obligation Project)
     6.40% 2/1/12                                  530,000          529,078
  Rice County Certificates of Participation
     Series A 6.00% 12/1/21                        125,000          129,845
  St. Paul Housing & Redevelopment
     Authority Lease Revenue
     (Acorn Dual Language
     Community Project) 6.60% 11/1/24            1,000,000          875,640
                                                             --------------
                                                                  2,014,076
                                                             --------------
Political Subdivision General Obligation Bonds - 2.76%
  Perham Disposal System
     6.00% 5/1/22 (AMT)                          1,500,000        1,547,385
                                                             --------------
                                                                  1,547,385
                                                             --------------
*Pre-Refunded Bonds - 3.73%
  Andover Commercial Development
     Revenue (Downtown Center Project)
     Series A 7.00% 12/1/12-03                   1,640,000        1,779,269
  Glencoe Health Care Revenue
     6.40% 12/1/15-05                              275,000          310,417
                                                             --------------
                                                                  2,089,686
                                                             --------------

                                                  Principal          Market
                                                  Amount             Value
Municipal Bonds (continued)
Public Power Revenue Bonds - 4.48%
  Northern Municipal Power Agency Electric
     System Revenue Series A
     5.00% 1/1/21                             $ 2,370,000    $    2,370,071
  Western Minnesota Municipal Power
     Agency Series A
     6.125% 1/1/16                                 145,000          145,186
                                                             --------------
                                                                  2,515,257
                                                             --------------
Recreational Area Revenue Bonds - 0.64%
  Woodbury Gross Revenue
     (Golf Course Bonds)
     6.75% 2/1/22                                  365,000          360,313
                                                             --------------
                                                                    360,313
                                                             --------------
Single Family Housing Revenue Bonds - 3.01%
  Minnesota State Housing Finance Agency
     Single Family Mortgage
     Series E 6.25% 1/1/23 (AMT)                    60,000           62,586
     Series J 5.90% 7/1/28 (AMT)                 1,495,000        1,552,498
     Series M 5.875% 1/1/17                         70,000           74,674
                                                             --------------
                                                                  1,689,758
                                                             --------------
State General Obligation Bonds - 1.93%
**Minnesota State,
     Inverse Floater ROLS
     6.65% 11/1/17                               1,000,000        1,081,220
                                                             --------------
                                                                  1,081,220
                                                             --------------
Territorial Revenue Bonds - 2.74%
  Puerto Rico Commonwealth Highway &
     Transportation Authority
     Transportation Revenue Series D
     5.25% 7/1/38                                1,500,000        1,538,715
                                                             --------------
                                                                  1,538,715
                                                             --------------
Total Municipal Bonds
  (cost $56,275,260)                                             54,217,093
                                                             --------------

                               Delaware Minnesota High-Yield Municipal Bond Fund
Statements
       of Net Assets (continued)
                                                    Number of        Market
                                                    Shares           Value
   Short-Term Investments - 3.91%
     Federated Minnesota Municipal
        Cash Trust                                  2,194,606   $    2,194,606
                                                                --------------
   Total Short-Term Investments
     (cost $2,194,606)                                               2,194,606
                                                                --------------
   Total Market Value of Securities - 100.58%
     (cost $58,469,866)                                             56,411,699
   Liabilities Net of Receivables
     and Other Assets - (0.58%)                                       (326,771)
                                                                --------------
   Net Assets Applicable to 5,632,545
     Shares Outstanding - 100.00%                               $   56,084,928
                                                                ==============

     Net Asset Value - Delaware Minnesota High-Yield
        Municipal Bond Fund Class A
        ($34,866,791 / 3,503,754 Shares)                                 $9.95
                                                                         -----
     Net Asset Value - Delaware Minnesota High-Yield
        Municipal Bond Fund Class B
        ($13,378,508 / 1,342,152 Shares)                                 $9.97
                                                                         -----
     Net Asset Value - Delaware Minnesota High-Yield
        Municipal Bond Fund Class C
        ($7,839,629 / 786,639 Shares)                                    $9.97
                                                                         -----

   Components of Net Assets at August 31, 2002:
   Shares of beneficial interest
        (unlimited authorization - no par)                      $   59,806,255
   Undistributed net investment income                                  78,432
   Accumulated net realized loss on investments                     (1,741,592)
   Net unrealized depreciation of investments                       (2,058,167)
                                                                --------------
   Total net assets                                             $   56,084,928
                                                                ==============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FHA - Insured by the Federal Housing Authority
GNMA - Insured by Ginnie Mae

Net Asset Value and Offering Price per Share -
   Delaware Minnesota High-Yield Municipal Bond Fund
Net asset value Class A (A)                                             $ 9.95
Sales charge (3.75% of offering price, or 3.92%
   of amount invested per share) (B)                                      0.39
                                                                        ------
Offering price                                                          $10.34
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.
    See accompanying notes

                                                                                             Delaware Minnesota Municipal Bond Funds
                                                                                             Year Ended August 31, 2002
Statements
       of Operations

                                                                              Delaware          Delaware             Delaware
                                                             Delaware         Tax-Free          Tax-Free             Minnesota
                                                             Tax-Free         Minnesota         Minnesota            High-Yield
                                                           Minnesota Fund    Insured Fund   Intermediate Fund    Municipal Bond Fund
Investment Income:
   Interest                                                 $22,859,373        $14,508,772      $3,122,830           $3,579,002
                                                            -----------        -----------      ----------           ----------
Expenses:
   Management fees                                            2,065,839          1,265,260         273,431              292,241
   Distribution expenses-- Class A                              881,632            587,564          72,850               83,415
   Distribution expenses-- Class B                              163,461            130,735          22,938              127,025
   Distribution expenses-- Class C                               65,794             49,155          37,856               70,296
   Dividend disbursing and transfer agent fees and expenses     265,800            196,978          45,834               46,163
   Accounting and administration expenses                       162,577            109,545          22,515               23,005
   Reports and statements to shareholders                        57,494             60,022          11,611               13,019
   Professional fees                                             45,833             41,560           4,550                9,020
   Registration fees                                             30,050             50,400           9,485                4,508
   Custodian fees                                                17,465             14,419           1,990                4,790
   Trustees' fees                                                13,850             10,810           4,669                2,750
   Other                                                         96,301             56,018          11,735                9,949
                                                            -----------        -----------      ----------           ----------
                                                              3,866,096          2,572,466         519,464              686,181
   Less expenses absorbed or waived                                  --                 --          (1,106)            (138,020)
   Less expenses paid indirectly                                 (9,586)            (6,937)         (2,102)              (1,786)
                                                            -----------        -----------      ----------           ----------
   Total expenses                                             3,856,510          2,565,529         516,256              546,375
                                                            -----------        -----------      ----------           ----------
Net Investment Income                                        19,002,863         11,943,243       2,606,574            3,032,627
                                                            -----------        -----------      ----------           ----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain (loss) on investments                      589,019            722,262        (371,946)            (265,718)
   Net change in unrealized appreciation/depreciation of
     investments                                                565,559            240,814       1,111,501              565,582
                                                            -----------        -----------      ----------           ----------
Net Realized and Unrealized Gain on Investments               1,154,578            963,076         739,555              299,864
                                                            -----------        -----------      ----------           ----------

Net Increase in Net Assets Resulting from Operations        $20,157,441        $12,906,319      $3,346,129           $3,332,491
                                                            ===========        ===========      ==========           ==========

See accompanying notes

                                                                                             Delaware Minnesota Municipal Bond Funds
Statements
       of Changes in Net Assets

                                                                           Delaware Tax-Free           Delaware Tax-Free Minnesota
                                                                             Minnesota Fund                    Insured Fund
                                                                     -----------------------------    -----------------------------

                                                                               Year Ended                       Year Ended
                                                                         8/31/02         8/31/01          8/31/02        8/31/01
Increase in Net Assets from Operations:
   Net investment income                                             $  19,002,863   $  18,787,973     $  11,943,243  $  12,094,821
   Net realized gain on investments                                        589,019         528,573           722,262        154,815
   Net change in unrealized appreciation/depreciation of investments       565,559      13,453,249           240,814      9,873,673
                                                                     -------------   -------------     -------------  -------------
   Net increase in net assets resulting from operations                 20,157,441      32,769,795        12,906,319     22,123,309
                                                                     -------------   -------------     -------------  -------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                           (17,911,817)    (17,905,490)      (11,176,754)   (11,506,724)
     Class B                                                              (707,294)       (642,668)         (524,370)      (462,632)
     Class C                                                              (284,214)       (253,954)         (196,922)      (150,693)
                                                                     -------------   -------------     -------------  -------------
                                                                       (18,903,325)    (18,802,112)      (11,898,046)   (12,120,049)
                                                                     -------------   -------------     -------------  -------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                            16,869,206      21,679,975        10,427,770      7,800,409
     Class B                                                             2,632,871       3,622,057         2,661,996      2,348,412
     Class C                                                             2,604,707       1,413,863         2,822,791      1,506,622
   Net asset value of shares issued upon
     reinvestment of dividends and distributions:
     Class A                                                            11,179,488      11,368,600         7,231,300      7,566,286
     Class B                                                               471,933         435,323           373,487        316,903
     Class C                                                               217,770         205,712           151,192        122,427
                                                                     -------------   -------------     -------------  -------------
                                                                        33,975,975      38,725,530        23,668,536     19,661,059
                                                                     -------------   -------------     -------------  -------------

   Cost of shares repurchased:
     Class A                                                           (35,702,678)    (38,788,316)      (21,492,616)   (20,549,134)
     Class B                                                            (2,059,640)     (2,099,267)       (1,496,479)      (877,557)
     Class C                                                            (1,223,771)     (1,943,800)       (1,213,668)    (1,115,364)
                                                                     -------------   -------------     -------------  -------------
                                                                       (38,986,089)    (42,831,383)      (24,202,763)   (22,542,055)
                                                                     -------------   -------------     -------------  -------------

Decrease in net assets derived from capital share transactions          (5,010,114)     (4,105,853)         (534,227)    (2,880,996)
                                                                     -------------   -------------     -------------  -------------
Net Increase (Decrease) in Net Assets                                   (3,755,998)      9,861,830           474,046      7,122,264

Net Assets:
   Beginning of year                                                   385,001,787     375,139,957       259,713,795    252,591,531
                                                                     -------------   -------------     -------------  -------------
   End of year                                                       $ 381,245,789   $ 385,001,787     $ 260,187,841  $ 259,713,795
                                                                     -------------   -------------     -------------  -------------

See accompanying notes

                                                                                             Delaware Minnesota Municipal Bond Funds
Statements
       of Changes in Net Assets (continued)

                                                                           Delaware Tax-Free          Delaware Minnesota High-Yield
                                                                      Minnesota Intermediate Fund          Municipal Bond Fund
                                                                     -----------------------------    -----------------------------

                                                                               Year Ended                       Year Ended
                                                                         8/31/02         8/31/01          8/31/02        8/31/01
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                              $  2,606,574   $  2,654,002     $  3,032,627    $   3,059,016
   Net realized loss on investments                                       (371,946)        (9,345)        (265,718)          (4,113)
   Net change in unrealized appreciation/depreciation of investments     1,111,501      1,233,510          565,582        1,335,790
                                                                      ------------   ------------     ------------    -------------
   Net increase in net assets resulting from operations                  3,346,129      3,878,167        3,332,491        4,390,693
                                                                      ------------   ------------     ------------    -------------

Dividends and Distributions to Shareholders from:
   Net investment income:
        Class A                                                         (2,352,222)    (2,451,666)      (2,008,681)      (2,014,775)
        Class B                                                            (91,385)       (98,148)        (665,433)        (660,487)
        Class C                                                           (150,720)      (107,038)        (369,795)        (331,930)
                                                                      ------------   ------------     ------------    -------------
                                                                        (2,594,327)    (2,656,852)      (3,043,909)      (3,007,192)
                                                                      ------------   ------------     ------------    -------------

Capital Share Transactions:
   Proceeds from shares sold:
        Class A                                                          7,136,136      7,120,889        3,612,856        3,532,611
        Class B                                                          1,246,593        328,339        1,749,876        1,371,579
        Class C                                                          2,492,197      1,059,454        2,087,799          914,201
   Net  asset value of shares issued upon
        reinvestment of dividends and distributions:
        Class A                                                          1,785,882      1,845,703        1,136,703        1,150,062
        Class B                                                             48,722         54,650          377,589          398,220
        Class C                                                            136,215         98,263          217,254          205,140
                                                                      ------------   ------------     ------------    -------------
                                                                        12,845,745     10,507,298        9,182,077        7,571,813
                                                                      ------------   ------------     ------------    -------------

   Cost of shares repurchased:
        Class A                                                         (7,630,163)    (7,506,153)      (4,666,875)      (6,633,193)
        Class B                                                           (920,238)      (376,077)      (1,750,937)      (2,915,824)
        Class C                                                           (865,466)      (516,083)      (1,322,121)      (1,082,376)
                                                                      ------------   ------------     ------------    -------------
                                                                        (9,415,867)    (8,398,313)      (7,739,933)     (10,631,393)
                                                                      ------------   ------------     ------------    -------------

Increase (decrease) in net assets derived from
     capital share transactions                                          3,429,878      2,108,985        1,442,144      (3,059,580)
                                                                      ------------   ------------     ------------    -------------
Net Increase (Decrease) in Net Assets                                    4,181,680      3,330,300        1,730,726      (1,676,079)

Net Assets:
   Beginning of year                                                    54,590,938     51,260,638       54,354,202       56,030,281
                                                                      ------------   ------------     ------------    -------------
   End of year                                                        $ 58,772,618   $ 54,590,938     $ 56,084,928    $  54,354,202
                                                                      ------------   ------------     ------------    -------------

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Tax-Free Minnesota Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months     Year
                                                                          Year Ended                          Ended        Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 12.570    $ 12.120   $ 12.230   $ 13.020    $12.910     $ 12.400

Income (loss) from investment operations:
Net investment income                                             0.634       0.615      0.617      0.628      0.431        0.654
Net realized and unrealized gain (loss) on investments            0.037       0.450     (0.110)    (0.752)     0.136        0.511
                                                               --------    --------   --------   --------    -------     --------
Total from investment operations                                  0.671       1.065      0.507     (0.124)     0.567        1.165
                                                               --------    --------   --------   --------    -------     --------

Less dividends and distributions from:
Net investment income                                            (0.631)     (0.615)    (0.617)    (0.626)    (0.435)      (0.655)
Net realized gain on investments                                     --          --         --     (0.040)    (0.022)          --
                                                               --------    --------   --------   --------    -------     --------
Total dividends and distributions                                (0.631)     (0.615)    (0.617)    (0.666)    (0.457)      (0.655)
                                                               --------    --------   --------   --------    -------     --------

Net asset value, end of period                                 $ 12.610    $ 12.570   $ 12.120   $ 12.230    $13.020     $ 12.910
                                                               ========    ========   ========   ========    =======     ========

Total return(1)                                                   5.54%       9.02%      4.39%     (1.06%)     4.46%        9.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $356,522    $363,033   $355,573   $394,144   $416,113     $417,365
Ratio of expenses to average net assets                           0.98%       1.00%      1.01%      0.94%      0.89%        0.91%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       0.98%       1.00%      1.06%      0.94%      0.92%        0.95%
Ratio of net investment income to average net assets              5.11%       5.00%      5.20%      4.89%      5.00%        5.22%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       5.11%       5.00%      5.15%      4.89%      4.97%        5.18%
Portfolio turnover                                                  13%         10%        35%        17%        13%          19%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Tax-Free Minnesota Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 12.580     $12.120   $ 12.240   $ 13.020    $12.910     $ 12.400

Income (loss) from investment operations:
Net investment income                                             0.540       0.523      0.525      0.527      0.366        0.574
Net realized and unrealized gain (loss) on investments            0.037       0.460     (0.120)    (0.740)     0.136        0.508
                                                               --------    --------   --------   --------    -------     --------
Total from investment operations                                  0.577       0.983      0.405     (0.213)     0.502        1.082
                                                               --------    --------   --------   --------    -------     --------

Less dividends and distributions from:
Net investment income                                            (0.537)     (0.523)    (0.525)    (0.527)    (0.370)      (0.572)
Net realized gain on investments                                     --          --         --     (0.040)    (0.022)          --
                                                               --------    --------   --------   --------    -------     --------
Total dividends and distributions                                (0.537)     (0.523)    (0.525)    (0.567)    (0.392)      (0.572)
                                                               --------    --------   --------   --------    -------     --------

Net asset value, end of period                                 $ 12.620     $12.580   $ 12.120   $ 12.240    $13.020     $ 12.910
                                                               ========    ========   ========   ========    =======     ========

Total return(1)                                                   4.75%       8.29%      3.50%     (1.74%)     3.94%        8.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $ 17,043     $15,927   $ 13,412   $ 13,312    $10,246     $  8,215
Ratio of expenses to average net assets                           1.73%       1.75%      1.76%      1.69%      1.64%        1.56%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.73%       1.75%      1.81%      1.69%      1.67%        1.60%
Ratio of net investment income to average net assets              4.36%       4.25%      4.45%      4.14%      4.25%        4.57%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.36%       4.25%      4.40%      4.14%      4.22%        4.53%
Portfolio turnover                                                  13%         10%        35%        17%        13%          19%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Delaware Tax-Free Minnesota Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 12.590     $12.140   $ 12.250   $ 13.040    $12.920     $ 12.410

Income (loss) from investment operations:
Net investment income                                             0.540       0.523      0.527      0.536      0.374        0.564
Net realized and unrealized gain (loss) on investments            0.047       0.450     (0.110)    (0.756)     0.138        0.508
                                                               --------    --------   --------   --------    -------     --------
Total from investment operations                                  0.587       0.973      0.417     (0.220)     0.512        1.072
                                                               --------    --------   --------   --------    -------     --------

Less dividends and distributions from:
Net investment income                                            (0.537)     (0.523)    (0.527)    (0.530)    (0.370)      (0.562)
Net realized gain on investments                                     --          --         --     (0.040)    (0.022)          --
                                                               --------    --------   --------   --------    -------     --------
Total dividends and distributions                                (0.537)     (0.523)    (0.527)    (0.570)    (0.392)      (0.562)
                                                               --------    --------   --------   --------    -------     --------

Net asset value, end of period                                 $ 12.640    $ 12.590   $ 12.140   $ 12.250    $13.040     $ 12.920
                                                               ========    ========   ========   ========    =======     ========

Total return(1)                                                   4.82%       8.20%      3.60%     (1.80%)     4.02%        8.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $  7,682    $  6,042   $  6,156   $  6,814    $ 4,914     $  3,083
Ratio of expenses to average net assets                           1.73%       1.75%      1.76%      1.69%      1.64%        1.65%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.73%       1.75%      1.81%      1.69%      1.67%        1.69%
Ratio of net investment income to average net assets              4.36%       4.25%      4.45%      4.14%      4.25%        4.48%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.36%       4.25%      4.40%      4.14%      4.22%        4.44%
Portfolio turnover                                                  13%         10%        35%        17%        13%          19%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes through August 31, 2001. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003, and an increase in the ratio of net investment income to average net assets of 0.03%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Minnesota Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 10.900     $10.480   $ 10.520   $ 11.050    $10.940     $ 10.600

Income (loss) from investment operations:
Net investment income                                             0.514       0.514      0.507      0.518      0.349        0.533
Net realized and unrealized gain (loss) on investments            0.038       0.421     (0.041)    (0.530)     0.111        0.341
                                                               --------    --------   --------   --------    -------     --------
Total from investment operations                                  0.552       0.935      0.466     (0.012)     0.460        0.874
                                                               --------    --------   --------   --------    -------     --------

Less dividends and distributions from:
Net investment income                                            (0.512)     (0.515)    (0.506)    (0.518)    (0.350)      (0.534)
                                                               --------    --------   --------   --------    -------     --------
Total dividends and distributions                                (0.512)     (0.515)    (0.506)    (0.518)    (0.350)      (0.534)
                                                               --------    --------   --------   --------    -------     --------

Net asset value, end of period                                 $ 10.940    $ 10.900   $ 10.480   $ 10.520    $11.050     $ 10.940
                                                               ========    ========   ========   ========    =======     ========

Total return(1)                                                   5.25%       9.14%      4.63%     (0.17%)     4.28%        8.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         239,763   $ 242,716   $238,486   $268,507   $283,057     $288,494
Ratio of expenses to average net assets                           0.96%       0.90%      1.00%      0.94%      0.92%        0.92%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       0.96%       0.90%      1.01%      0.94%      0.94%        0.94%
Ratio of net investment income to average net assets              4.78%       4.82%      4.93%      4.74%      4.79%        5.01%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.78%       4.82%      4.92%      4.74%      4.77%        4.99%
Portfolio turnover                                                  15%          7%        35%         4%         6%          21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes through August 31, 2000. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Minnesota Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 10.890     $10.470   $ 10.510   $ 11.040    $10.930     $ 10.580

Income (loss) from investment operations:
Net investment income                                             0.433       0.434      0.431      0.436      0.294        0.454
Net realized and unrealized gain (loss) on investments            0.048       0.422     (0.042)    (0.529)     0.111        0.348
                                                               --------    --------   --------   --------    -------     --------
Total from investment operations                                  0.481       0.856      0.389     (0.093)     0.405        0.802
                                                               --------    --------   --------   --------    -------     --------

Less dividends and distributions from:
Net investment income                                            (0.431)     (0.436)    (0.429)    (0.437)    (0.295)      (0.452)
                                                               --------    --------   --------   --------    -------     --------
Total dividends and distributions                                (0.431)     (0.436)    (0.429)    (0.437)    (0.295)      (0.452)
                                                               --------    --------   --------   --------    -------     --------

Net asset value, end of period                                 $ 10.940     $10.890   $ 10.470   $ 10.510    $11.040     $ 10.930
                                                               ========    ========   ========   ========    =======     ========

Total return(1)                                                   4.56%       8.34%      3.86%     (0.91%)     3.76%        7.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $ 14,341     $12,732   $ 10,491   $ 11,827    $10,374     $  8,926
Ratio of expenses to average net assets                           1.71%       1.65%      1.75%      1.69%      1.67%        1.67%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.71%       1.65%      1.76%      1.69%      1.69%        1.69%
Ratio of net investment income to average net assets              4.03%       4.07%      4.18%      3.99%      4.04%        4.26%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.03%       4.07%      4.17%      3.99%      4.02%        4.24%
Portfolio turnover                                                  15%          7%        35%         4%         6%          21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes through August 31, 2000. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Minnesota Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 10.910     $10.480   $ 10.520   $ 11.050   $ 10.940     $ 10.600

Income (loss) from investment operations:
Net investment income                                             0.433       0.434      0.431      0.438      0.295        0.454
Net realized and unrealized gain (loss) on investments            0.038       0.432     (0.042)    (0.531)     0.110        0.338
                                                               --------    --------   --------   --------   --------     --------
Total from investment operations                                  0.471       0.866      0.389     (0.093)     0.405        0.792
                                                               --------    --------   --------   --------   --------     --------

Less dividends and distributions from:
  Net investment income                                          (0.431)     (0.436)    (0.429)    (0.437)    (0.295)      (0.452)
                                                               --------    --------   --------   --------   --------     --------
Total dividends and distributions                                (0.431)     (0.436)    (0.429)    (0.437)    (0.295)      (0.452)
                                                               --------    --------   --------   --------   --------     --------

Net asset value, end of period                                 $ 10.950     $10.910   $ 10.480   $ 10.520   $ 11.050     $ 10.940
                                                               ========    ========   ========   ========   ========     ========

Total return(1)                                                   4.46%       8.42%      3.85%     (0.91%)     3.76%        7.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $  6,083     $ 4,265   $  3,615   $  4,253   $  3,207     $  3,096
Ratio of expenses to average net assets                           1.71%       1.65%      1.75%      1.69%      1.67%        1.67%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly     1.71%       1.65%      1.76%      1.69%      1.69%        1.69%
Ratio of net investment income to average net assets              4.03%       4.07%      4.18%      3.99%      4.04%        4.26%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly     4.03%       4.07%      4.17%      3.99%      4.02%        4.24%
Portfolio turnover                                                  15%          7%        35%         4%         6%          21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes through August 31, 2000. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.02%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Minnesota Intermediate Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 10.580     $10.350   $ 10.610   $ 11.160   $ 11.170     $ 10.990

Income (loss) from investment operations
Net investment income                                             0.512       0.526      0.538      0.541      0.363        0.535
Net realized and unrealized gain (loss) on investments            0.138       0.230     (0.260)    (0.550)    (0.009)       0.180
                                                               --------    --------   --------   --------   --------     --------
Total from investment operations                                  0.650       0.756      0.278     (0.009)     0.354        0.715
                                                               --------    --------   --------   --------   --------     --------

Less dividends and distributions from:
Net investment income                                            (0.510)     (0.526)    (0.538)    (0.541)    (0.364)      (0.535)
                                                               --------    --------   --------   --------   --------     --------
Total dividends and distributions                                (0.510)     (0.526)    (0.538)    (0.541)    (0.364)      (0.535)
                                                               --------    --------   --------   --------   --------     --------

Net asset value, end of period                                 $ 10.720     $10.580   $ 10.350   $ 10.610   $ 11.160     $ 11.170
                                                               ========    ========   ========   ========   ========     ========

Total return(1)                                                   6.34%       7.50%      2.77%     (0.14%)     3.22%        6.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $ 51,034     $49,089   $ 46,523   $ 56,222   $ 54,281     $ 57,524
Ratio of expenses to average net assets                           0.85%       0.90%      0.93%      0.79%      0.80%        0.91%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       0.85%       0.93%      0.95%      0.79%      0.80%        0.95%
Ratio of net investment income to average net assets              4.86%       5.04%      5.22%      4.91%      4.90%        4.86%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.86%       5.01%      5.20%      4.91%      4.90%        4.82%
Portfolio turnover                                                  35%        24%          9%        13%        14%          21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Minnesota Intermediate Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 10.600     $10.370   $ 10.630   $ 11.180   $ 11.170     $ 10.990

Income (loss) from investment operations
Net investment income                                             0.423       0.438      0.451      0.450      0.301        0.437
Net realized and unrealized gain (loss) on investments            0.137       0.232     (0.262)    (0.552)     0.009        0.190
                                                               --------    --------   --------   --------   --------     --------
Total from investment operations                                  0.560       0.670      0.189     (0.102)     0.310        0.627
                                                               --------    --------   --------   --------   --------     --------

Less dividends and distributions from:
Net investment income                                            (0.420)     (0.440)    (0.449)    (0.448)    (0.300)      (0.447)
                                                               --------    --------   --------   --------   --------     --------
Total dividends and distributions                                (0.420)     (0.440)    (0.449)    (0.448)    (0.300)      (0.447)
                                                               --------    --------   --------   --------   --------     --------

Net asset value, end of period                                 $ 10.740     $10.600   $ 10.370   $ 10.630   $ 11.180     $ 11.170
                                                               ========    ========   ========   ========   ========     ========

Total return(1)                                                   5.43%       6.59%      1.89%     (0.98%)     2.82%        5.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $  2,852     $ 2,443   $  2,380   $  2,878   $  1,375     $    910
Ratio of expenses to average net assets                           1.70%       1.75%      1.78%      1.64%      1.65%        1.81%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.70%       1.78%      1.80%      1.64%      1.65%        1.85%
Ratio of net investment income to average net assets              4.01%       4.19%      4.37%      4.06%      4.05%        3.96%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.01%       4.16%      4.35%      4.06%      4.05%        3.92%
Portfolio turnover                                                  35%        24%          9%        13%        14%          21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Minnesota Intermediate Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $ 10.590     $10.360   $ 10.610   $ 11.170   $ 11.170     $ 10.990

Income (loss) from investment operations
Net investment income                                             0.423       0.437      0.451      0.449      0.301        0.440
Net realized and unrealized gain (loss) on investments            0.137       0.233     (0.253)    (0.561)    (0.001)       0.187
                                                               --------    --------   --------   --------   --------     --------
Total from investment operations                                  0.560       0.670      0.198     (0.112)     0.300        0.627
                                                               --------    --------   --------   --------   --------     --------

Less dividends and distributions from:
Net investment income                                            (0.420)     (0.440)    (0.448)    (0.448)    (0.300)      (0.447)
                                                               --------    --------   --------   --------   --------     --------
Total dividends and distributions                                (0.420)     (0.440)    (0.448)    (0.448)    (0.300)      (0.447)
                                                               --------    --------   --------   --------   --------     --------

Net asset value, end of period                                 $ 10.730     $10.590   $ 10.360   $ 10.610   $ 11.170     $ 11.170
                                                               ========    ========   ========   ========   ========     ========

Total return(1)                                                   5.44%       6.59%      1.98%     (1.08%)     2.73%        5.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $  4,887     $ 3,059   $  2,358   $  2,293   $  1,601     $  1,512
Ratio of expenses to average net assets                           1.70%       1.75%      1.78%      1.64%      1.65%        1.77%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.70%       1.78%      1.80%      1.64%      1.65%        1.81%
Ratio of net investment income to average net assets              4.01%       4.19%      4.37%      4.06%      4.05%        4.00%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.01%       4.16%      4.35%      4.06%      4.05%        3.96%
Portfolio turnover                                                  35%         24%         9%        13%        14%          21%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than $0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Minnesota High-Yield Municipal Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $  9.900     $ 9.650   $ 10.210   $ 10.810   $ 10.650     $ 10.180

Income (loss) from investment operations
Net investment income                                             0.586       0.581      0.576      0.583      0.392        0.643
Net realized and unrealized gain (loss) on investments            0.056       0.243     (0.564)    (0.603)     0.170        0.463
                                                               --------     -------   --------   --------   --------     --------
Total from investment operations                                  0.642       0.824      0.012     (0.020)     0.562        1.106
                                                               --------     -------   --------   --------   --------     --------

Less dividends and distributions from:
Net investment income                                            (0.592)     (0.574)    (0.572)    (0.580)    (0.402)      (0.636)
                                                               --------     -------   --------   --------   --------     --------
Total dividends and distributions                                (0.592)     (0.574)    (0.572)    (0.580)    (0.402)      (0.636)
                                                               --------     -------   --------   --------   --------     --------

Net asset value, end of period                                 $  9.950     $ 9.900   $  9.650   $ 10.210   $ 10.810     $ 10.650
                                                               ========     =======   ========   ========   ========     ========

Total return(1)                                                   6.74%       8.84%      0.32%     (0.27%)     5.37%       11.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $ 34,867     $34,615   $ 35,689   $ 41,813   $ 33,296     $ 19,017
Ratio of expenses to average net assets                           0.75%       0.75%      0.75%      0.57%      0.40%        0.09%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.01%       0.94%      1.14%      1.07%      1.20%        1.24%
Ratio of net investment income to average net assets              5.98%       6.01%      5.99%      5.46%      5.50%        6.16%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       5.72%       5.82%      5.60%      4.96%      4.70%        5.01%
Portfolio turnover                                                  33%         13%         8%        35%         7%          23%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Minnesota High-Yield Municipal Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $  9.910     $ 9.650   $ 10.210   $ 10.810   $ 10.660     $ 10.190

Income (loss) from investment operations
Net investment income                                             0.513       0.509      0.504      0.507      0.343        0.557
Net realized and unrealized gain (loss) on investments            0.063       0.248     (0.570)    (0.604)     0.159        0.470
                                                               --------     -------   --------   --------   --------     --------
Total from investment operations                                  0.576       0.757     (0.066)    (0.097)     0.502        1.027
                                                               --------     -------   --------   --------   --------     --------

Less dividends and distributions from:
Net investment income                                            (0.516)     (0.497)    (0.494)    (0.503)    (0.352)      (0.557)
                                                               --------     -------   --------   --------   --------     --------
Total dividends and distributions                                (0.516)     (0.497)    (0.494)    (0.503)    (0.352)      (0.557)
                                                               --------     -------   --------   --------   --------     --------

Net asset value, end of period                                 $  9.970     $ 9.910   $  9.650   $ 10.210   $ 10.810     $ 10.660
                                                               ========     =======   ========   ========   ========     ========

Total return(1)                                                   6.03%       8.09%     (0.49%)    (0.99%)     4.77%       10.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $ 13,379     $12,932   $ 13,743   $ 15,814   $ 13,351     $  8,201
Ratio of expenses to average net assets                           1.50%       1.50%      1.50%      1.32%      1.15%        0.85%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.76%       1.69%      1.89%      1.82%      1.95%        2.00%
Ratio of net investment income to average net assets              5.23%       5.26%      5.24%      4.71%      4.75%        5.40%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.97%       5.07%      4.85%      4.21%      3.95%        4.25%
Portfolio turnover                                                  33%         13%         8%        35%         7%          23%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware Minnesota High-Yield Municipal Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Eight Months    Year
                                                                          Year Ended                          Ended       Ended
                                                               8/31/02(4)   8/31/01    8/31/00    8/31/99   8/31/98(3)  12/31/97(2)
Net asset value, beginning of period                           $  9.910     $ 9.650   $ 10.210   $ 10.810   $ 10.650     $ 10.180

Income (loss) from investment operations
Net investment income                                             0.513       0.509      0.504      0.505      0.340        0.572
Net realized and unrealized gain (loss) on investments            0.063       0.248     (0.570)    (0.602)     0.170        0.455
                                                               --------     -------   --------   --------   --------     --------
Total from investment operations                                  0.576       0.757     (0.066)    (0.097)     0.510        1.027
                                                               --------     -------   --------   --------   --------     --------

Less dividends and distributions from:
Net investment income                                            (0.516)     (0.497)    (0.494)    (0.503)    (0.350)      (0.557)
                                                               --------     -------   --------   --------   --------     --------
Total dividends and distributions                                (0.516)     (0.497)    (0.494)    (0.503)    (0.350)      (0.557)
                                                               --------     -------   --------   --------   --------     --------

Net asset value, end of period                                 $  9.970     $ 9.910   $  9.650   $ 10.210   $ 10.810     $ 10.650
                                                               ========     =======   ========   ========   ========     ========

Total return(1)                                                   6.03%       8.09%     (0.49%)    (0.99%)     4.87%       10.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $  7,840     $ 6,807   $  6,599   $  7,515   $  5,165     $  3,178
Ratio of expenses to average net assets                           1.50%       1.50%      1.50%      1.32%      1.15%        0.83%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly       1.76%       1.69%      1.89%      1.82%      1.95%        1.98%
Ratio of net investment income to average net assets              5.23%       5.26%      5.24%      4.71%      4.75%        5.42%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly       4.97%       5.07%      4.85%      4.21%      3.95%        4.27%
Portfolio turnover                                                  33%         13%         8%        35%         7%          23%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. An expense limitation was in effect for all classes. Performance would have been lower had the expense limitation not been in effect.

(2) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(3) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(4) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that required amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of $0.001, a decrease in net realized and unrealized gain (loss) per share of $0.001, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                                    Delaware Minnesota Municipal Bond Funds
       to Financial Statements            August 31, 2002


Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund (formerly Delaware Minnesota Insured Fund). Voyageur Tax Free Funds is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax Free Funds is organized as a Delaware business trust and offers the Delaware Tax-Free Minnesota Intermediate Fund. These financial statements and related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (each a "Fund" or, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75% for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and with a front-end sales charge of up to 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and that declines from 2% to zero for Delaware Tax-Free Minnesota Intermediate Fund, depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund and Delaware Minnesota High-Yield Municipal Bond Fund and five years after purchase for Delaware Tax-Free Minnesota Intermediate Fund. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Insured Fund is to seek as high a level of current income exempt from federal income tax and the Minnesota state personal income tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and the Minnesota state personal income tax, by maintaining a weighted average portfolio maturity of 10 years or less. The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek as high a level of current income exempt from federal income tax and the Minnesota state personal income tax, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Change in Accounting Principle -- As required, effective September 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that requires amortization of all discount or premium on debt securities. Prior to September 1, 2001, the Funds recognized market discount at disposition, which conformed to the Funds' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Funds, but resulted in the following changes listed below, based on securities held by the Funds on September 1, 2001.

Notes                                   Delaware Minnesota Municipal Bond Funds
   to Financial Statements (continued)



1. Significant Accounting Policies (continued)

                                                      Delaware          Delaware          Delaware
                                    Delaware          Tax-Free          Tax-Free          Minnesota
                                    Tax-Free          Minnesota         Minnesota        High-Yield
                                   Minnesota           Insured        Intermediate        Municipal
                                      Fund              Fund              Fund            Bond Fund
                                   ----------        ----------        ----------        ----------
Cost of securities                 $ 564,271         $ 360,668           $ 6,905           $ 10,276
Net unrealized appreciation
   (depreciation)                   (564,271)         (360,668)           (6,905)           (10,276)

The effect of this change for the year ended August 31, 2002, was as follows:

                                                       Delaware        Delaware           Delaware
                                    Delaware           Tax-Free        Tax-Free          Minnesota
                                    Tax-Free           Minnesota       Minnesota         High-Yield
                                   Minnesota            Insured       Intermediate        Municipal
                                     Fund                Fund             Fund            Bond Fund
                                   ----------         ----------       ----------        ----------
Net investment income              $ 99,538            $45,197          $ 2,724            $ 6,333
Net unrealized appreciation
   (depreciation)                   (99,538)           (45,197)          (2,724)            (6,333)

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions in the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2002 were as follows:

                                                     Delaware         Delaware           Delaware
                                   Delaware          Tax-Free         Tax-Free           Minnesota
                                   Tax-Free          Minnesota        Minnesota         High-Yield
                                   Minnesota          Insured       Intermediate         Municipal
                                     Fund              Fund             Fund             Bond Fund
                                   ----------        ----------      ----------         ----------
Commission reimbursements           $ 9,014           $ 6,073         $ 1,312            $ 1,275
Earnings credits                        572               864             790                511


Notes                                    Delaware Minnesota Municipal Bond Funds
   to Financial Statements (continued)




2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:


                                                     Delaware        Delaware           Delaware
                                  Delaware           Tax-Free        Tax-Free           Minnesota
                                  Tax-Free           Minnesota       Minnesota         High-Yield
                                  Minnesota          Insured        Intermediate        Municipal
                                    Fund               Fund            Fund             Bond Fund
                                 ----------         ----------      ----------         ----------
On the first $500 million           0.550%            0.500%           0.500%             0.550%
On the next $500 million            0.500%            0.475%           0.475%             0.500%
On the next $1.5 billion            0.450%            0.450%           0.450%             0.450%
In excess of $2.5 billion           0.425%            0.425%           0.425%             0.425%


DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below:

                                                      Delaware        Delaware            Delaware
                                      Delaware        Tax-Free        Tax-Free           Minnesota
                                      Tax-Free        Minnesota      Minnesota          High-Yield
                                     Minnesota        Insured       Intermediate        Municipal
                                        Fund            Fund            Fund             Bond Fund
                                     ----------      ----------      ----------         ----------
The operating expense limitation
   as a percentage of average daily
   net assets (per annum)              0.75%           0.75%           0.75%              0.50%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares' average daily net assets for Delaware Tax-Free Minnesota Intermediate Fund.

Notes                                   Delaware Minnesota Municipal Bond Funds
    to Financial Statements (continued)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At August 31, 2002, each Fund had liabilities payable to affiliates as follows:

                                                     Delaware        Delaware           Delaware
                                      Delaware       Tax-Free        Tax-Free          Minnesota
                                      Tax-Free       Minnesota       Minnesota         High-Yield
                                      Minnesota      Insured       Intermediate        Municipal
                                        Fund           Fund            Fund            Bond Fund
                                     ----------     ----------      ----------         ----------
Investment management fee
   payable to DMC                    $ 52,737        $ 40,035        $ 14,514           $ 13,045
Dividend disbursing, transfer
   agent fees accounting and other
   expenses payable to DSC             28,795          19,774           4,500              4,451
Other expenses payable to DMC
   and affiliates                      13,568           9,465           1,968              1,770

For the year ended August 31, 2002, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                  Delaware        Delaware           Delaware
 Delaware         Tax-Free        Tax-Free           Minnesota
 Tax-Free         Minnesota       Minnesota         High-Yield
Minnesota         Insured       Intermediate         Municipal
  Fund              Fund            Fund             Bond Fund
----------       ----------      ----------         ----------
$46,253          $35,425         $9,432             $10,329

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                  Delaware       Delaware        Delaware
                    Delaware      Tax-Free       Tax-Free        Minnesota
                    Tax-Free      Minnesota      Minnesota      High-Yield
                    Minnesota     Insured      Intermediate      Municipal
                      Fund          Fund           Fund          Bond Fund
                   ----------    ----------     ----------      -----------
Purchases         $48,225,466    $42,185,245    $22,042,542     $17,759,046
Sales              47,181,472     37,805,336     18,567,347      17,081,429

At August 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                        Delaware          Delaware          Delaware
                                         Delaware       Tax-Free          Tax-Free          Minnesota
                                         Tax-Free      Minnesota         Minnesota         High-Yield
                                         Minnesota      Insured         Intermediate       Municipal
                                           Fund           Fund              Fund           Bond Fund
                                       ------------   ------------      ------------      -----------
Cost of investments                    $355,987,689   $236,572,133      $55,800,398       $58,453,257
                                       ============   ============      ===========       ===========
Aggregate unrealized appreciation      $ 25,639,768   $ 19,879,690      $ 2,468,856       $   694,256
Aggregate unrealized depreciation        (3,358,346)            --         (400,997)       (2,735,814)
                                       -----------    ------------      -----------       -----------
Net unrealized appreciation
   (depreciation)                      $ 22,281,422   $ 19,879,690      $ 2,067,859       $(2,041,558)
                                       ============   ============      ===========       ===========


Notes                                    Delaware Minnesota Municipal Bond Funds
   to Financial Statements (continued)



4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 was as follows:

                                                         Delaware         Delaware           Delaware
                                          Delaware       Tax-Free         Tax-Free          Minnesota
                                          Tax-Free       Minnesota        Minnesota        High-Yield
                                          Minnesota      Insured        Intermediate        Municipal
Year ended 8/31/02                          Fund           Fund             Fund            Bond Fund
------------------                       ----------     ----------       ----------        ----------
Tax-exempt income                      $ 18,903,325     $11,898,046      $2,594,327        $3,043,909

                                                        Delaware         Delaware          Delaware
                                         Delaware       Tax-Free         Tax-Free          Minnesota
                                         Tax-Free       Minnesota        Minnesota         High-Yield
                                         Minnesota      Insured        Intermediate        Municipal
Year ended 8/31/01                         Fund           Fund             Fund            Bond Fund
------------------                      ----------      ----------       ----------        ----------
Tax-exempt income                      $ 18,802,112     $12,120,049      $2,656,852        $3,007,192

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                                          Delaware          Delaware         Delaware
                                         Delaware         Tax-Free          Tax-Free         Minnesota
                                         Tax-Free        Minnesota         Minnesota        High-Yield
                                         Minnesota        Insured         Intermediate       Municipal
                                           Fund             Fund              Fund           Bond Fund
                                        ----------      ------------      ------------     ------------
Shares of beneficial interest          $358,883,263     $246,188,645      $ 58,975,332     $ 59,806,255
Undistributed tax-exempt income                  --               --             9,523           78,432
Distributions in excess
   of tax-exempt income                     (22,418)              --                --               --
Undistributed long-term capital gain        103,522               --                --               --
Capital loss carryforwards                       --       (5,880,494)       (1,912,187)      (1,539,055)
Post-October losses                              --               --          (367,909)        (219,146)
Unrealized appreciation (depreciation)
   of investments                        22,281,422       19,879,690         2,067,859       (2,041,558)
                                       -------------    ------------      ------------     ------------
Net assets                             $381,245,789     $260,187,841      $ 58,772,618     $ 56,084,928
                                       -------------    ------------      ------------     ------------

For federal income tax purposes, the Funds had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                          Delaware         Delaware       Delaware
                                                          Tax-Free         Tax-Free      Minnesota
                                                         Minnesota        Minnesota      High-Yield
                                                          Insured       Intermediate     Municipal
Year of Expiration                                         Fund             Fund         Bond Fund
-----------------------                                 ----------       ----------      ----------
2003                                                  $  4,605,018      $        --      $       --
2004                                                       572,208           43,982           6,809
2005                                                            --               --           4,334
2006                                                            --               --             648
2007                                                            --               --             369
2008                                                       589,183          423,683         201,822
2009                                                       114,085        1,440,485       1,267,552
2010                                                            --            4,037          57,521
                                                      ------------      -----------      ----------
Total                                                 $  5,880,494      $ 1,912,187      $1,539,055
                                                      ============      ===========      ==========

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Notes                                  Delaware Minnesota Municipal Bond Funds
   to Financial Statements (continued)



5. Capital Shares
Transactions in capital shares were as follows:

                                            Delaware Tax-Free          Delaware Tax-Free
                                                Minnesota                  Minnesota
                                                   Fund                  Insured Fund
                                            ----------------           ----------------
                                                Year Ended                   Year Ended
                                            8/31/02       8/31/01      8/31/02          8/31/01
Shares sold:
   Class A                                1,357,657     1,770,989      968,339          731,060
   Class B                                  211,626       294,861      247,346          219,232
   Class C                                  209,053       113,913      263,348          140,840

Shares issued upon reinvestment
 of dividends and distributions:
   Class A                                  901,116       925,446      672,254          709,319
   Class B                                   38,015        35,392       34,747           29,740
   Class C                                   17,519        16,718       14,038           11,473
                                        -----------    ----------   ----------      -----------
                                          2,734,986     3,157,319    2,200,072        1,841,664
                                        ===========    ==========   ==========      ===========

Shares repurchased:
   Class A                              (2,873,662)   (3,162,433)  (1,997,218)      (1,935,487)
   Class B                                (165,708)     (170,358)    (139,579)         (82,102)
   Class C                                 (98,569)     (158,031)    (113,011)        (106,076)
                                        -----------    ----------   ----------      -----------
                                        (3,137,939)   (3,490,822)  (2,249,808)      (2,123,665)
                                        -----------    ----------   ----------      -----------
Net decrease                              (402,953)     (333,503)     (49,736)        (282,001)
                                        ===========    ==========   ==========      ===========



Notes                                   Delaware Minnesota Municipal Bond Funds
  to Financial Statements (continued)



5. Capital Shares (continued)

                                            Delaware Tax-Free            Delaware Minnesota
                                                Minnesota                    High-Yield
                                            Intermediate Fund            Municipal Bond Fund
                                             ----------------            -------------------
                                                 Year Ended                  Year Ended
                                             8/31/02      8/31/01       8/31/02         8/31/01
Shares sold:
   Class A                                   677,876      687,482       367,765         365,212
   Class B                                   117,966       31,419       178,170         141,565
   Class C                                   236,241      101,324       212,604          94,018

Shares issued upon reinvestment
 of dividends and distributions:
   Class A                                   169,701      177,275       115,976         118,907
   Class B                                     4,614        5,242        38,464          41,137
   Class C                                    12,929        9,426        22,134          21,196
                                           ---------    ---------     ---------      ----------
                                           1,219,327    1,012,168       935,113         782,035
                                           =========    =========     =========      ==========

Shares repurchased:
   Class A                                 (725,641)    (721,185)     (476,413)       (687,404)
   Class B                                  (87,460)     (35,849)     (179,051)       (301,645)
   Class C                                  (82,670)     (49,584)     (134,893)       (112,047)
                                           ---------    ---------     ---------      ----------
                                           (895,771)    (806,618)     (790,357)     (1,101,096)
                                           ---------    ---------     ---------      ----------
Net increase (decrease)                      323,556      205,550       144,756       (319,061)
                                           =========    =========     =========      ==========


6. Line of Credit
Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2002 or at any time during the year.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Notes                                    Delaware Minnesota Municipal Bond Funds
  to Financial Statements (continued)



8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2002, each Fund designates distributions paid during the year as follows:

                                           (A)              (B)
                                      Long-Term          Ordinary          (C)             (D)
                                      Capital Gains      Income         Tax-Exempt       Total
                                      Distributions      Distributions  Distributions    Distributions
Funds                                 (Tax Basis)        (Tax Basis)    (Tax Basis)      (Tax Basis)
-----------------                     ------------       -------------  ------------     -------------
Delaware Tax-Free
Minnesota Fund                              --               --              100%              100%

Delaware Tax-Free
Minnesota Insured Fund                      --               --              100%              100%

Delaware Tax-Free
Minnesota Intermediate Fund                 --               --              100%              100%

Delaware Minnesota
High-Yield Municipal Bond Fund              --               --              100%              100%


(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Voyageur Tax Free Funds -- Delaware Tax-Free
Minnesota Fund
Voyageur Insured Funds -- Delaware Tax-Free
Minnesota Insured Fund
Voyageur Intermediate Tax Free Funds -- Delaware Tax-Free
Minnesota Intermediate Fund
Voyageur Mutual Funds -- Delaware Minnesota High-Yield
Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund (the "Funds") as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


/s/   Ernst & Young LLP
---------------------------------
Ernst & Young LLP

Philadelphia, Pennsylvania
October 4, 2002

Board of Trustees/Officers
    Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.


                                                                          Principal                Number of              Other
         Name,                Position(s)                               Occupation(s)         Portfolios in Fund      Directorships
        Address                Held with      Length of Time               During             Complex Overseen           Held by
     and Birthdate              Fund(s)          Served                 Past 5 Years              by Trustee             Trustee
------------------------------------------------------------------------------------------------------------------------------------
   Interested Trustees
Charles E. Haldeman, Jr.(1)(5)  Chairman        2 Years              Since January 1, 2000,            89                  None
   2005 Market Street          and Trustee                         Mr. Haldeman has served in
   Philadelphia, PA                                             various capacities at different
        19103                                                   times at Delaware Investments(2)

October 29, 1948                                                   President/Chief Operating
                                                                       Officer/Director -
                                                                    United Asset Management
                                                                  (January 1998 - January 2000)

                                                                        Partner/Director -
                                                                      Cooke and Bieler, Inc.
                                                                     (Investment Management)
                                                                   (June 1974 - January 1998)

   David K. Downes(3)         President,          9 Years -               Mr. Downes has          107         Director/President -
   2005 Market Street      Chief Executive    Executive Officer        served in various                        Lincoln National
    Philadelphia, PA           Officer,                               executive capacities                  Convertible Securities
        19103             Chief Financial    3 Years - Trustee        at different times                          Fund, Inc.
                         Officer and Trustee                         at Delaware Investments
    January 8, 1940                                                                                           Director/President -
                                                                                                                Lincoln National
                                                                                                                Income Fund, Inc.

  Independent Trustees
    Walter P. Babich            Trustee           14 Years              Board Chairman -          107                  None
  460 North Gulph Road                                                Citadel Constructors, Inc.
  King of Prussia, PA                                                    (1989 - Present)
         19406

    October 1, 1927

    John H. Durham              Trustee          23 Years(4)            Private Investor          107               Trustee -
     P.O. Box 819                                                                                              Abington Memorial
  Gwynedd Valley, PA                                                                                          Hospital Foundation
         19437

     August 7, 1937                                                                                          President/Director -
                                                                                                               22 WR Corporation

    John A. Fry(5)              Trustee            1 Year                President -               89               Director -
    P.O. Box 3003                                                 Franklin & Marshall College                   Sovereign Bancorp
    Lancaster, PA                                                     (June 2002 - Present)
        17604


                                                                   Executive Vice President -                       Director -
                                                                   University of Pennsylvania                     Sovereign Bank
     May 28, 1960                                                   (April 1995 - June 2002)




                                                                      Principal                Number of               Other
         Name,             Position(s)                              Occupation(s)          Portfolios in Fund       Directorships
        Address             Held with         Length of Time            During               Complex Overseen         Held by
     and Birthdate           Fund(s)             Served              Past 5 Years           by Trustee/Officer      Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Anthony D. Knerr            Trustee           12 Years        Founder/Managing Director -      107                  None
   500 Fifth Avenue                                              Anthony Knerr & Associates
     New York, NY                                                  (Strategic Consulting)
         10110                                                         (1990 - Present)


    December 7, 1938

      Ann R. Leven            Trustee            13 Years     Treasurer/Chief Fiscal Officer -    107               Director -
    785 Park Avenue                                               National Gallery of Art                      Recoton Corporation
      New York, NY                                                     (1994 - 1999)
          10021                                                                                                      Director -
                                                                                                                   Systemax, Inc.

    November 1, 1940                                                                                              Director - Andy
                                                                                                                 Warhol Foundation

    Thomas F. Madison         Trustee            8 Years                President/Chief           107            Director - Valmont
 200 South Fifth Street                                                Executive Officer -                        Industries, Inc.
      Suite 2100                                                        MLM Partners, Inc.
    Minneapolis, MN                                                (Small Business Investing                       Director - ACI
        55402                                                           and Consulting)                           Telecentrics Inc.
                                                                    (January 1993 - Present)
 February 25, 1936                                                                                              Director - Digital
                                                                                                                    River Inc.

                                                                                                                 Director - Rimage
                                                                                                                     Corporation

  Janet L. Yeomans            Trustee           3 Years            Vice President Treasurer -     107                   None
 Building 220-13W-37                                                     3M Corporation
    St. Paul, MN                                                     (July 1995 - Present)
       55144
                                                                     Ms. Yeomans has held
   July 31, 1948                                                      various management
                                                                 positions at 3M Corporation
                                                                         since 1983.

     Officers
  William E. Dodge        Executive Vice        2 Years          Executive Vice President and     107                   None
 2005 Market Street       President and                           Chief Investment Officer -
  Philadelphia, PA       Chief Investment                              Equity of Delaware
        19103            Officer - Equity                     Investment Advisers, a series of
                                                                    Delaware Management
   June 29, 1949                                                       Business Trust
                                                                  (April 1999 - Present)

                                                                     President, Director
                                                                      of Marketing and
                                                                  Senior Portfolio Manager -
                                                                  Marvin & Palmer Associates
                                                                    (Investment Management)
                                                                   (August 1996 - April 1999)





                                                                         Principal               Number of               Other
         Name,             Position(s)                                  Occupation(s)        Portfolios in Fund       Directorships
        Address             Held with         Length of Time               During             Complex Overseen          Held by
     and Birthdate           Fund(s)             Served                 Past 5 Years         by Trustee/Officer      Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------

 Officers (continued)

 Jude T. Driscoll(6)       Executive Vice          1 Year        Executive Vice President and        107                  None
 2005 Market Street        President and                            Head of Fixed-Income of
  Philadelphia, PA             Head of                           Delaware Investment Advisers,
       19103                Fixed-Income                             a series of Delaware
                                                                   Management Business Trust
  March 10, 1963                                                    (August 2000 - Present)

                                                                   Senior Vice President and
                                                               Director of Fixed-Income Process -
                                                                   Conseco Capital Management
                                                                    (June 1998 - August 2000)

                                                                        Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)



   Richard J. Flannery   Executive Vice President,  4 Years       Mr. Flannery has served in       107                 None
    2005 Market Street    General Counsel and                      various executive capacities
    Philadelphia, PA   Chief Administrative Officer                  at different times at
         19103                                                       Delaware Investments.

   September 30, 1957

   Richelle S. Maestro     Senior Vice President,     3 Years         Ms. Maestro has served in      107                 None
      2005 Market Street   Deputy General Counsel                   various executive capacities
    Philadelphia, PA           and Secretary                          at different times at
         19103                                                        Delaware Investments.

   November 26, 1957

    Michael P. Bishof   Senior Vice President       6 Years          Mr. Bishof has served in      107                  None
    2005 Market Street      and Treasurer                            various executive capacities
     Philadelphia, PA                                                  at different times at
         19103                                                         Delaware Investments.

     August 18,1962


(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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                                       55

                      This page intentionally left blank.

Delaware Investments
       Family of Funds


--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware

Investments are available from your financial advisor.

Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
 (formerly Delaware International Equity Fund)

Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
 (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
 Delaware Balanced Allocation Portfolio
 Delaware Growth Allocation Portfolio
 Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money/Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
-------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Insured Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Board of Trustees                            Affiliated Officers                           Contact Information

Walter P. Babich                             William E. Dodge                              Investment Manager
Board Chairman                               Executive Vice President and                  Delaware Management Company
Citadel Constructors, Inc.                   Chief Investment Officer, Equity              Philadelphia, PA
King of Prussia, PA                          Delaware Investments Family of Funds
                                             Philadelphia, PA
David K. Downes                                                                            International Affiliate
President and Chief Executive Officer                                                      Delaware International Advisers Ltd.
Delaware Investments Family of Funds         Jude T. Driscoll                              London, England
Philadelphia, PA                             Executive Vice President and
                                             Head of Fixed Income                          National Distributor
                                             Delaware Investments Family of Funds          Delaware Distributors, L.P.
John H. Durham                               Philadelphia, PA                              Philadelphia, PA
Private Investor
Gwynedd Valley, PA                           Richard J. Flannery                           Shareholder Servicing, Dividend
                                             President and Chief Executive Officer         Disbursing and Transfer Agent
                                             Delaware Distributors, L.P.                   Delaware Service Company, Inc.
Anthony D. Knerr                             Philadelphia, PA                              2005 Market Street
Consultant                                                                                 Philadelphia, PA 19103-7094
Anthony Knerr & Associates
New York, NY                                 Richelle S. Maestro                           For Shareholders
                                             Senior Vice President, Deputy General         800 523-1918
Ann R. Leven                                 Counsel and Secretary
Former Treasurer/Chief Fiscal Officer        Delaware Investments Family of Funds          For Securities Dealers and Financial
National Gallery of Art                      Philadelphia, PA                              Institutions Representatives Only
Washington, DC                                                                             800 362-7500

                                                                                           Web site
Thomas F. Madison                            Michael P. Bishof                             www.delawareinvestments.com
President and Chief Executive Officer        Senior Vice President and Treasurer
MLM Partners, Inc.                           Delaware Investments Family of Funds
Minneapolis, MN                              Philadelphia, PA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN









(6695)                                                    Printed in the USA
AR-MNALL [8/02] VG 10/02                                  (J8648/EXP: 10/03)